                                                               Exhibit 99.1

                               CII FINANCIAL, INC.

                                       and

        WELLS FARGO BANK MINNESOTA, N.A., a national banking association as Trustee

                                    INDENTURE

                             Dated as of May 7, 2001

                           ___________________________

                 9 1/2% Senior Debentures Due September 15, 2004

________________________________________________________________________________

                               TABLE OF CONTENTS                                                        Page

               Reconciliation and tie between Trust Indenture Act
                 of 1939 and Indenture, dated as of May 7, 2001

Trust Indenture                                                                                   Indenture
    Act Section                                                                                    Section
----------------                                                                                  ---------

ss. 310  (a) (1)           .................................................................     6.9
         (a) (2)           .................................................................     6.9
         (a) (3)           .................................................................     Not Applicable
         (a) (4)           .................................................................     Not Applicable
         (a) (5)           .................................................................     6.9
         (b)               .................................................................     6.8
         (c)               .................................................................     Not Applicable
ss. 311  (a)               .................................................................     6.13
         (b)               .................................................................     6.13
         (c)               .................................................................     Not Applicable
ss. 312  (a)               .................................................................     7.1
                           .................................................................     7.2(a)
         (b)               .................................................................     7.2(b)
         (c)               .................................................................     7.2(c)
ss. 313  (a)               .................................................................     7.3(a)
         (b)               .................................................................     7.3(b)
         (c)               .................................................................     7.3(a)
                           .................................................................     7.3(b)
         (d)               .................................................................     7.3(c)
ss. 314  (a)               .................................................................     7.4, 10.7
         (b)               .................................................................     Not Applicable
         (c) (1)           .................................................................     1.2
         (c) (2)           .................................................................     1.2
         (c) (3)           .................................................................     Not Applicable
         (d)               .................................................................     Not Applicable
         (e)               .................................................................     1.2
         (f)               .................................................................     Not Applicable
ss. 315  (a)               .................................................................     6.1(a)
         (b)               .................................................................     6.2
         (c)               .................................................................     6.1(b)
         (d)               .................................................................     6.1(c)
         (d) (1)           .................................................................     6.1(a) (1)
         (d) (2)           .................................................................     6.1(c) (2)
         (d) (3)           .................................................................     6.1(c) (3)
         (e)               .................................................................     5.14
ss. 316  (a)               .................................................................     1.1
         (a) (1) (A)       .................................................................     5.12
         (a) (1) (B)       .................................................................     5.13
         (a) (2)           .................................................................     Not Applicable
         (b)               .................................................................     5.8
         (c)               .................................................................     1.4
ss. 317  (a) (1)           .................................................................     5.3
         (a) (2)           .................................................................     5.4
         (b)               .................................................................     10.3
ss. 318  (a)               .................................................................     1.7

     Note: This  reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE,  dated  as of  May 7,  2001,  between  CII  FINANCIAL,  INC.,  a
California  corporation  (the  "Company"),  having its principal  office at 2716
North Tenaya Way, Las Vegas, Nevada 89128, and WELLS FARGO BANK MINNESOTA, N.A.,
a national  banking  association,  not in its individual  capacity but solely as
Trustee (the "Trustee") under the Indenture (as defined below).

                             RECITALS OF THE COMPANY

     The  Company  has duly  authorized  the  creation of an issue of its 9 1/2%
Senior Debentures due 2004 (herein called the "Securities") of substantially the tenor and amount  hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things  necessary to make the Securities,  when executed by the Company and  authenticated and delivered  hereunder and duly issued by the Company,  the valid  obligations of the Company,  and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof,  it is mutually covenanted and agreed, for the equal and proportionate benefit of the Securities, as follows:

                                   ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1       DEFINITIONS.

     For all purposes of this Indenture,  except as otherwise expressly provided or unless the context otherwise requires:

          (1)  the terms  defined in this Article have the meanings  assigned to them  in this  Article  and  include  the  plural  as well as the singular;

          (2)  all  other  terms  used  herein  which are  defined  in the Trust
               Indenture Act, either directly or by reference therein,  have the meanings assigned to them therein;

          (3)  all  accounting  terms  not  otherwise  defined  herein  have the meanings  assigned to them in accordance with generally  accepted accounting principles,  and, except as otherwise herein expressly provided,  the term "generally  accepted  accounting  principles"
               with respect to any computation  required or permitted  hereunder shall mean such accounting  principles as are generally  accepted at the date of such computation; and

          (4)  the words  "herein",  "hereof" and "hereunder" and other words of similar  import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain  terms,  used  principally  in Article 6, are  defined in that
     Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly  controlling or controlled by or under direct or indirect common control with such  specified  Person.  For the purposes of this  definition
     "control" when used with respect to any specified Person means the power to direct the management and policies of such Person,  directly or indirectly, whether  through  the  ownership  of  voting  securities,  by  contract  or otherwise;  and the terms  "controlling"  and  "controlled"  have  meanings correlative to the foregoing.

          "Beneficial Owner" has the meaning specified in Section 12.3.

          "Board of Directors", when used with respect to the Company, means the board of directors of the Company, or any duly authorized  committee of the board of directors of the Company.

          "Board  Resolution",  when used with respect to the  Company,  means a copy of a resolution  certified by the Secretary or an Assistant  Secretary of the Company to have been duly adopted by the Board of  Directors  and to be in  full  force  and  effect  on the  date of  such  certification,  and delivered to the Trustee.

          "Business  Day" means each Monday,  Tuesday,  Wednesday,  Thursday and
     Friday which is not a day on which  banking  institutions  in  Minneapolis,
     Minnesota are authorized or obligated by law or executive order to close.

          "Capital Lease Obligations" means an obligation that is required to be classified  and accounted  for as a capital  lease for financial  reporting purposes in accordance with GAAP. The amount of Indebtedness represented by a  Capital  Lease  Obligation  shall  be the  capitalized  amount  of  such obligation  determined in  accordance  with GAAP,  and the Stated  Maturity thereof  shall be the date of the last  payment of rent or any other amount due under the relevant  lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital  Stock" of any Person  means any and all  shares,  interests, rights to purchase, warrants, options,  participations or other equivalents of or interests in (however  designated)  equity of such Person,  including any preferred  stock,  but excluding any debt securities  convertible  into such equity.

          "Change in Control" has the meaning specified in Section 12.3.

          "Commission"  means the  Securities and Exchange  Commission,  as from time to time  constituted,  created  under the  Securities  Exchange Act of
     1934,  or,  if at any time  after the  execution  of this  instrument  such
     Commission  is not  existing and  performing  the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company Notice" has the meaning specified in Section 12.2.

          "Company"  means the party  named as such above and any other  obligor under this  Indenture or the  Securities  until a successor  replaces it in accordance with the applicable  provisions of this Indenture and thereafter means the successor.

          "Company  Request" or "Company Order" means a written request or order signed  in the  name of the  Company  by its  Chairman  of the  Board,  its
     President  or  a  Vice  President,  and  by  its  Treasurer,  an  Assistant
     Treasurer,  its Secretary or an Assistant  Secretary,  and delivered to the
     Trustee.

          "Corporate  Trust Office" means the principal office of the Trustee in
     Minneapolis,  Minnesota at which at any particular time its corporate trust
     business  shall  be  principally   administered.

     "Corporation"  means  a  corporation,   association,  company,  joint-stock
     company or business trust.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Disqualified  Stock" means,  with respect to any Person,  any Capital
     Stock of such  Person  which by its terms (or by the terms of any  security into which it is convertible or for which it is  exchangeable)  or upon the happening of any event:

          (i)  matures or is mandatorily  redeemable  pursuant to a sinking fund obligation or otherwise;

          (ii) is convertible or exchangeable  for  Indebtedness or Disqualified
               Stock; or

          (iii)is  redeemable at the option of the holder  thereof,  in whole or in part,  in each case on or prior to six months after the Stated
               Maturity of the Securities;

provided,  however,  that any Capital Stock that would  constitute
Disqualified  Stock solely because the holders thereof have the right to require the Company to repurchase or redeem such Capital Stock upon the  occurrence of a change of  control or asset sale  (each  defined  in a  substantially  identical manner to the  corresponding  definitions  thereof  herein) shall not constitute
Disqualified Stock.

     "EBITDA" means, for any fiscal year, the  unconsolidated  net income of the
Company,  exclusive  of (x) any gain  associated  with an asset  sale or sale of
Capital  Stock of a Subsidiary  during such year,  (y) the  dividend  payment by
California  Indemnity  Insurance Company of up to $5.0 million to the Company in the 2001 fiscal year, and of (z) the equity in undistributed  (loss) earnings of its  Subsidiaries  plus the  following:  (i) Interest  Expense,  (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense, as determined in accordance with GAAP and (v) to the extent not included within net income for such year, the amount of dividends or  distributions  made to the Company by its
Subsidiaries  during such fiscal year exclusive of any dividend or  distribution that would constitute Net Available Cash under Section 10.13 hereof.

     "Event of Default" has the meaning specified in Section 5.1.

     "Excess Cash Flow" means,  for any fiscal year,  the dollar amount by which
EBITDA for such  fiscal year  exceeds  1.5 times  Fixed  Charges for such fiscal year.

     "Fixed  Charges"  means,  for any  fiscal  year,  the  sum of (i)  Interest
Expense,  (ii) current  maturities of Indebtedness and (iii) the amounts payable under the Company's  Supplemental  Executive  Retirement  Plans, for such fiscal year.

     "Fixed Charge Ratio"  means,  for any fiscal year,  the ratio of (i) EBITDA for such fiscal year to (ii) Fixed Charges for such fiscal year.

     "GAAP" means generally accepted accounting  principles in the United States of America as in effect as of the Issue Date,  including  those set forth in the opinions and  pronouncements of the Accounting  Principles Board of the American
Institute of Certified Public  Accountants,  in statements and pronouncements of the Financial  Accounting  Standards  Board or in such other  statements by such other entity as approved by a significant segment of the accounting  profession.
All ratios and  computations  based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

     "Governmental Authority" means any nation or government, any state or other political  subdivision  thereof,  any  central  bank  (or  similar  monetary  or regulatory  authority) thereof,  any entity exercising  executive,  legislative, judicial, regulatory or administrative functions of or pertaining to government, and any  corporation  or other  entity  owned or  controlled,  through  stock or capital ownership or otherwise, by any of the foregoing.

     "Guarantee"  means any obligation,  contingent or otherwise,  of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation,  direct or indirect,  contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such
Indebtedness  of such other  Person  (whether  arising by virtue of  partnership arrangements,  or  by  agreement  to  keep  well,  to  purchase  assets,  goods, securities  or  services,  to take or pay,  or to maintain  financial  statement conditions  or  otherwise)  or (ii) entered into for purposes of assuring in any other  manner the  obligee of such  Indebtedness  of the  payment  thereof or to protect  such  obligee  against  loss in respect  thereof (in whole or in part);
provided,  however,  that the term  "Guarantee"  shall not include endorsements  for collection or deposit in the ordinary course of business.  The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder"  means a Person in whose  name a  Security  is  registered  in the
Security Register.

     "Incur" means issue, create, assume, Guarantee,  incur or otherwise become, contingently or otherwise, liable for; provided, however, that any
Indebtedness  or  Capital  Stock of a Person  existing  at the time such  Person
becomes  a  Subsidiary  (whether  by  merger,   consolidation,   acquisition  or
otherwise)  shall be deemed to be  incurred  by such  Subsidiary  at the time it becomes a Subsidiary;  and the terms "Incurred" and  "Incurrence"  have meanings correlative  to the  foregoing.  The  accretion of  principal of a  non-interest bearing  or other  discount  security  shall not be  deemed  the  Incurrence  of
Indebtedness.

     "Indebtedness"   means,   with  respect  to  any  Person  on  any  date  of
determination (without duplication):

          (i)  the principal in respect of (A)  indebtedness  of such Person for
               money   borrowed  and  (B)   indebtedness   evidenced  by  notes,
               debentures, bonds or other similar instruments for the payment of which such Person is  responsible or liable,  including,  in each case, any premium on such indebtedness to the extent such premium has become due and payable;

          (ii) all Capital Lease Obligations of such Person;

          (iii)all  obligations of such Person issued or assumed as the deferred purchase price of property,  all conditional  sale obligations of such Person and all  obligations  of such Person  under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

          (iv) all  obligations  of such  Person  for the  reimbursement  of any obligor on any letter of credit,  banker's  acceptance or similar credit  transaction  (other  than  obligations  with  respect  to letters of credit securing  obligations  (other than  obligations described in clauses (i) through (iii) above) entered into in the ordinary  course of  business  of such  Person to the extent such letters  of credit  are not drawn  upon or, if and to the  extent drawn upon,  such drawing is  reimbursed  no later than the tenth
               Business Day following payment on the letter of credit);

          (v)  the amount of all  obligations of such Person with respect to the redemption,  repayment or other  repurchase  of any  Disqualified
               Stock or, with  respect to any  Subsidiary  of such  Person,  the liquidation  preference with respect to, any preferred stock (but excluding, in each case, any accrued dividends);

          (vi) all  obligations  of the type  referred to in clauses (i) through
               (v) of other  Persons and all  dividends of other Persons for the payment of which,  in either case,  such Person is responsible or
               liable,  directly  or  indirectly,   as  obligor,   guarantor  or
               otherwise, including by means of any Guarantee;

          (vii)all  obligations  of the type  referred to in clauses (i) through
               (vi) of other  Persons  secured  by any  Lien,  except  Permitted
               Liens,  on any  property or asset of such Person  (whether or not such  obligation is assumed by such  Person),  the amount of such obligation  being  deemed  to be the  lesser of the value of such property  or assets or the amount of the  obligation  so secured;
               and

     The  amount  of  Indebtedness  of any  Person  at  any  date  shall  be the outstanding  balance at such date of all unconditional  obligations as described above and the maximum  liability,  upon the occurrence of the contingency giving
rise  to  the   obligation,   of  any  contingent   obligations  at  such  date;
provided,  however, that the amount outstanding at any time of any
Indebtedness  Incurred with original  issue discount shall be the face amount of such Indebtedness less the remaining  unamortized  portion of the original issue discount of such  Indebtedness  at such time as determined  in  accordance  with generally accepted accounting principles.

          Provided, however, Indebtedness shall not mean:

          (i)  obligations  (including  letters of credit or  related  indemnity obligations)  arising out of (1) the insuring of risks and losses under  insurance  policies,  bonds  or  other  similar  insurance contractual  obligations issued by any Restricted Subsidiary;  or
               (2) the cession or assumption of reinsurance concerning insurance policies, bonds or other similar contractual obligations;

          (ii) obligations  arising out of the sale or financing of  nonadmitted assets (as defined by applicable  insurance statutory  accounting
               rules  and   regulations)   by  any   Restricted   Subsidiary  or
               nonadmitted  reductions to liabilities  (as defined by applicable insurance  statutory  accounting  rules and  regulations)  by any
               Restricted Subsidiary including, without limitation,  salvage and subrogation rights;

          (iii)obligations  of any Restricted  Subsidiary  arising in the course
               of  investment   activities   in  connection   with  managing  an
               investment   portfolio,    including   without   limitation   the
               reacquisition  of  securities  previously  loaned or sold, in the ordinary  course  of  the  insurance  business  generally  or the business of an insurance holding company generally;

          (iv) obligations  arising in connection  with  deferred  compensation, life  insurance  or any  employee  benefit  plans for  directors, officers or employees of such Person; and

          (v)  any Guarantees of the  obligations  of any Restricted  Subsidiary required by a Regulator.

     "Indenture" means this instrument as originally  executed or as it may from time to time be supplemented  or amended by one or more indentures  supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Insurance Regulations" shall mean all Requirements of Law under federal or state law and any  regulations,  orders  and  directives  promulgated  or issued pursuant  to  the  foregoing  in  connection  with  the  business  of  insurance
(including workers'  compensation  insurance),  including but not limited to the
underwriting,   issuing  of   policies,   solvency,   claims,   and   performing
administrative functions related thereto.

     "Interest  Expense"  means,  for any fiscal year,  the aggregate  amount of interest and fees paid, accrued or scheduled to be paid or accrued in respect of
Indebtedness of the Company as determined in accordance with GAAP.

     "Interest  Payment  Date" means the Stated  Maturity of an  installment  of interest on the Securities.

     "Investment"  means,  with  respect to any  Person,  any direct or indirect advance,  loan  (other than  advances to  customers  in the  ordinary  course of business  that are recorded as accounts  receivable  on the balance sheet of the lender) or other  extension of credit  (including by way of Guarantee or similar arrangement),  or capital  contribution  to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

     "Issue Date" means the date on which the Securities are originally issued.

     "Lien" means any mortgage, pledge, security interest,  encumbrance, lien or charge of any kind  (including  any  conditional  sale or other title  retention agreement or lease in the nature thereof).

     "Maturity", when used with respect to any Security, means the date on which the  principal  of such  Security  becomes  due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repurchase pursuant to Article 12 or otherwise.

     "Net  Available  Cash"  from a  disposition  means cash  payments  received
(including  any cash payments  received by way of deferred  payment of principal pursuant to a note or installment  receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration,  but only as and when received, but excluding any other consideration received in the form of assumption  by the  acquiring  person of  Indebtedness  or other  obligations relating to the properties or assets that are the subject of such disposition or received in any other noncash form) therefrom, in each case net of:

          (i)  all legal,  accounting,  investment banking,  title and recording tax expenses,  commissions and other fees and expenses  incurred, and all  Federal,  state,  provincial,  foreign  and local  taxes required  to be paid or accrued as a liability  under GAAP,  as a consequence of such disposition;

          (ii) all  payments  made with  respect  to any  Indebtedness  which is secured by any assets subject to such disposition,  in accordance with the terms of any Lien upon or other  security  agreement  of any Lien with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such disposition, or by  applicable  law  be  repaid  out of the  proceeds  from  such disposition; and

          (iii)the  deduction  of  appropriate  amounts  to be  provided  by the seller  as a  reserve,  in  accordance  with  GAAP,  against  any liabilities associated with the property or other assets disposed of in  such  disposition  and  retained  by  the  Company  or any
               Restricted Subsidiary after such disposition.

     "Officers'  Certificate"  means a certificate signed by the Chairman of the
Board,  the President or a Vice  President,  and by the Treasurer,  an Assistant
Treasurer,  the  Secretary  or an  Assistant  Secretary,  of  the  Company,  and
delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding",  when used with respect to Securities, means, as of the date of determination,  all Securities theretofore  authenticated and delivered under this Indenture, except:

          (i)  Securities  theretofore  cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been  theretofore  deposited  with the  Trustee or any
               Paying  Agent  (other than the Company) in trust or set aside and segregated  in trust by the Company (if the Company  shall act as its own  Paying  Agent)  for  the  Holders  of  such  Securities;
               provided that, if such  Securities are to be redeemed,  notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii)Securities  which have been paid  pursuant  to Section  3.6 or in exchange  for or in lieu of  which  other  Securities  have  been authenticated  and delivered  pursuant to this  Indenture,  other than any such  Securities  in respect of which  there  shall have been presented to the Trustee proof  satisfactory to it that such
               Securities  are held by a bona fide purchaser in whose hands such
               Securities are valid obligations of the Company;

provided,  however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request,
demand,   authorization,   direction,   notice,  consent  or  waiver  hereunder,
Securities  owned by the Company or any other obligor upon the Securities or any
Affiliate  of the  Company or of such other  obligor  shall be  disregarded  and deemed not to be  outstanding,  except that, in determining  whether the Trustee shall be  protected  in relying upon any such  request,  demand,  authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding  if the pledgee  establishes to the satisfaction  of the Trustee the pledgee's  right so to act with respect to such
Securities and that the pledgee is not the Company or any other obligor upon the
Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized from time to time by the Company to pay the principal of (and premium,  if any) or interest on any  Securities on behalf of the Company.  The Paying Agent initially  appointed hereunder shall be
Wells Fargo Bank Minnesota, N.A.

     "Permitted Investment" means an Investment by the Company or any Restricted
Subsidiary in:

          (i)  cash or cash equivalents,  marketable securities,  or real estate mortgage  loans  made by the  Company in the  ordinary  course of
               business  or  Investments   made  in  the  course  of  investment
               activities by the  Restricted  Subsidiaries  in  connection  with
               managing  an  investment   portfolio;   or  as  permitted   under
               applicable Insurance Regulations;

          (ii) any Restricted Subsidiary;

          (iii)extensions  of credit in the  nature of  accounts  receivable  or notes  receivable  arising  from the  sale or lease of goods  and services in the ordinary course of business;

          (iv) in the case of a  Restricted  Subsidiary,  another  Person in the ordinary course of such Restricted  Subsidiary's  underwriting of insurance;

          (v)  payroll,  travel and similar  advances to cover  matters that are expected at the time of such advances ultimately to be treated as expenses  for  accounting  purposes  and  that  are  made  in the ordinary course of business;

          (vi) loans or advances to officers  and  employees  existing as of the
               Issue Date;

          (vii) Investments in existence as of the Issue Date;

          (viii)  extensions  of  credit  (1)  by  the  Company  to  any  of its
               Subsidiaries  and  (2) by any of the  Company's  Subsidiaries  to
               another of its Subsidiaries;

          (ix) stock,  obligations or securities received in settlement of debts created  in the  ordinary  course  of  business  and owing to the
               Company  or  any  Restricted  Subsidiary  or in  satisfaction  of judgments  or pursuant to any plan of  reorganization  or similar arrangement upon the bankruptcy or insolvency of a debtor;

          (x)  the acquisition of the Securities;

          (xi) Another  Person  if as a result  of such  Investment  such  other
               Person is merged or  consolidated  with or into,  or transfers or conveys all or substantially  all its assets to, the Company or a
               Restricted Subsidiary;provided,  however, that such
               Person's primary business is a Related Business;

          (xii)Any  Person  who will  become a  Subsidiary  of the  Company or a
               Restricted  as a  result  of  such  Investment  as  long  as such
               Subsidiary shall be treated as a Restricted Subsidiary ; and

          (xiii) loans or advances to Sierra by the Company's Subsidiaries in an amount not to exceed $7.5 million to the extent Sierra , directly or indirectly,  has funded (including by loan to the Company) the
               Company to allow it to retire its 7 1/2% Debentures pursuant to a
               tender  offer  made   concurrently   with  the  issuance  of  the
               Securities; and

          (xiv)loans or advances to Sierra by the Company's  Subsidiaries  in an amount  not to exceed  $5.0  million  to be  advanced  by Sierra, directly or  indirectly,  to the  Company,  in order to allow the
               Company to pay its 7 1/2% Debentures at their maturity.

     "Permitted Liens" means, with respect to any Person:

          (i)  Liens  (other  than any Lien  imposed  by  ERISA)  consisting  of pledges or  deposits  by such  Person  required  in the  ordinary course of business or by Insurance  Regulations  or in connection with workers' compensation laws,  unemployment insurance laws and other social security legislation;

          (ii) Liens imposed by law,  including  carriers',  warehousemen's  and mechanics'  Liens  in each  case  for  sums  not yet due or being contested in good faith by appropriate proceedings or other Liens arising  out of  judgments  or grants  against  such  Person with respect to which such  Person  shall then be  proceeding  with an appeal or other proceeding for review;

          (iii)Liens for taxes,  assessments or other  governmental  charges not yet  subject  to  penalties  for  non-payment  or which are being contested in good faith by appropriate proceedings;

          (iv) Liens in favor of  issuers  of  surety  or  performance  bonds or bankers'  acceptance or letters of credit issued  pursuant to the request  of and for the  account of such  Person in the  ordinary course of its business;  provided,  however, that such letters of credit do not constitute Indebtedness;

          (v)  encumbrances,  easements or reservations  of, or rights of others for, licenses,  rights of way, sewers,  electric lines, telegraph and  telephone  lines and other  similar  purposes,  or zoning or other  restrictions  as to the use of real  properties  or  liens incidental  to the  conduct of the  business of such Person or to the  ownership  of its  properties  that  were  not  Incurred  in connection  with  Indebtedness  and that do not in the  aggregate materially  adversely  affect  the  value of said  properties  or materially  impair their use in the  operation of the business of such Person;

          (vi) leases and  subleases of real  property  which do not  materially interfere  with  the  ordinary  conduct  of the  business  of the
               Company or any of its Restricted Subsidiaries;

          (vii)judgment  Liens not giving rise to a Default so long as such Lien is adequately  bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been  finally  terminated  or the  period  within  which such proceedings may be initiated has not expired;

          (viii)  Liens  for  the  purpose  of  securing  the  payment  (or  the refinancing  of the  payment)  of all or a part  of the  purchase price of, or Capital Lease Obligations with respect to, assets or property  acquired  or  constructed  in the  ordinary  course  of business  provided  that (x) the  aggregate  principal  amount of
               Indebtedness  secured by such Liens is otherwise  permitted to be
               Incurred under this Indenture and does not exceed the cost of the assets or property so acquired or constructed  and (y) such Liens are created within 90 days of construction or acquisition of such assets  or  property  and do not  encumber  any  other  assets or property of the Company or any Restricted  Subsidiary  other than such  assets  or  property  and  assets  affixed  or  appurtenant thereto;

          (ix) Liens  arising  solely by virtue of any  statutory  or common law provision  relating  to  banker's  Liens,  rights of  set-off  or similar rights and remedies as to deposit accounts or other funds maintained with a depository institution;  provided that (x) such deposit account is not a pledged cash collateral  account and (y)
               such  deposit  account  is not  intended  by the  Company  or any
               Restricted  Subsidiary to provide  collateral  to the  depository institution;

          (x)  Liens  arising from  filings or other  methods of  protection  of interests  regarding operating leases entered into by the Company and  its  Restricted  Subsidiaries  in  the  ordinary  course  of business;

          (xi) Liens existing on the Issue Date;

          (xii)Liens on property  or shares of Capital  Stock of a Person at the time such Person becomes a Subsidiary;  provided,  however,  that such Liens are not  created,  incurred  or assumed in  connection with,  or in  contemplation  of,  such  other  Person  becoming a
               Subsidiary; provided further, however, that any such Lien may not extend  to  any  other  property  owned  by  the  Company  or any
               Restricted Subsidiary;

          (xiii) Liens  on  property  at the time the  Company  or a  Restricted
               Subsidiary  acquired the property,  including any  acquisition by means of a merger or  consolidation  with or into the  Company or any Restricted Subsidiary; provided, however, that such Liens may not  extend to any other  property  owned by the  Company  or any
               Restricted Subsidiary;

          (xiv)Liens securing  Indebtedness or other obligations of a Subsidiary owing to the Company or a Restricted Subsidiary;

          (xv) Liens securing  Indebtedness or other  obligations of the Company owing to a Subsidiary or a Restricted Subsidiary;

          (xvi) Liens securing the Securities as contemplated by Section 10.14;

          (xvii) Liens securing  Refinancing  Indebtedness  permitted under this
               Indenture incurred to Refinance  Indebtedness that was previously so secured, provided that (a) such Liens are not more restrictive than the Liens in respect of the  Indebtedness  being  refinanced and  (b) any  such  Lien is  limited  to all or part of the  same property or assets (plus  improvements,  accessions,  proceeds or dividends or  distributions in respect thereof) that secured (or, under the  written  arrangements  under which the  original  Lien arose,  could secure) the obligations to which such Liens relate;
               and

          (xviii)  Liens  to  secure  Indebtedness  so  long  as the  amount  of outstanding  Indebtedness  secured  by such Liens does not exceed
               $3.0 million.

For  purposes of this  definition,  the term  "Indebtedness"  shall be deemed to include interest on such Indebtedness.

     "Person" means any  individual,  corporation,  partnership,  joint venture, trust,  unincorporated  organization  or  government  or any agency or political subdivision thereof.

     "Predecessor  Security" of any  particular  Security  means every  previous
Security  evidencing all or a portion of the same debt as that evidenced by such particular  Security;  and,  for the purposes of this  definition,  any Security authenticated  and  delivered  under Section 3.6 in exchange for or in lieu of a mutilated,  destroyed,  lost or stolen  Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Purchase Agent" as the Company may designate, either the Trustee, a paying agent  or the  Company.  If the  Company  acts as its own  paying  agent it must segregate and hold in trust all funds involved.

     "Redemption  Date",  when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption  Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Refinancing  Indebtedness"  means Indebtedness that is Incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance
or  discharge   mechanism)   (collectively,   "refinance",   "refinances",   and
"refinanced"  shall have a  correlative  meaning) any  Indebtedness  Incurred in compliance  with this  Indenture  (including  Indebtedness  of the Company  that refinances  Indebtedness of any Restricted  Subsidiary)  including  Indebtedness that refinances  Refinancing  Indebtedness,  provided,  however,  that:

          (i)  the Refinancing Indebtedness has a Stated Maturity later than the
               Stated Maturity of the Indebtedness being refinanced;

          (ii) such  Refinancing   Indebtedness  is  Incurred  in  an  aggregate
               principal  amount (or if issued with original issue discount,  an aggregate  issue  price) that is equal to or less than the sum of the aggregate  principal amount (or if issued with original issue discount,  the aggregate  accreted value) then outstanding  (plus accrued  interest,  fees and  expenses,  including  the  costs of
               refinancing  and  any  premium  and  defeasance   costs)  of  the
               Indebtedness being refinanced; and

          (iii)if  such   Refinancing   Indebtedness   is  used,   directly   or
               indirectly,  to  refinance  any  Subordinated  Obligations,  such
               Refinancing  Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

     "Regular Record Date" for the interest payable on any Interest Payment Date means March 1 or  September 1 (whether or not a Business  Day),  as the case may be, next preceding such Interest Payment Date.

     "Regulator" means any Person charged with the administration,  oversight or
enforcement  of  Insurance  Regulations,  whether  primarily,   secondarily,  or
jointly.

     "Related  Business"  means any  business of the Company and the  Restricted
Subsidiaries and any business related, ancillary or complementary thereto.

     "Requirements  of Law"  means,  as to any  Person,  any law  (statutory  or common),  treaty,  rule or regulation or  determination of an arbitrator or of a
Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Responsible  Officer",  when used with respect to the  Trustee,  means any officer  in the  Corporate  Trust  Office or any other  officer  of the  Trustee customarily performing functions similar to those performed by any such officers and also means, with respect to a particular  corporate trust matter,  any other officer of the Trustee to whom such matter is referred  because of his knowledge of and familiarity with the particular subject.

     "Restricted  Payment" means (i) the declaration or payment of any dividends or any other distribution of assets,  properties,  cash, rights,  obligations or securities  on account of any shares of its Capital  Stock,  (ii) the  purchase, redemption or other  acquisition or retirement for value of any Capital Stock of the  Company  held  by  any  Person  or of any  Capital  Stock  of a  Restricted
Subsidiary  held by any Person (other than a Restricted  Subsidiary),  including the  exercise  of any option to  exchange  any  Capital  Stock  (other than into
Capital  Stock  of the  Company  that  is not  Disqualified  Stock),  (iii)  the purchase, repurchase,  redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking
fund  payment  of  any  Subordinated   Obligations  (other  than  the  purchase,
repurchase  or  other  acquisition  of  the  7 1/2%  debentures   purchased   in
anticipation  of it becoming due within one year of the date of  acquisition) or
(iv) an Investment other than a Permitted Investment.

     "Restricted  Subsidiary" means (i) California  Indemnity Insurance Company,
(ii) Commercial  Casualty Insurance Company,  (iii) CII Insurance Company,  (iv)
Sierra  Insurance  Company of Texas,  (v) any  Subsidiary  that is  subsequently purchased  or formed  that is a licensed  insurance  company in any state of the
United States and (vi) any Subsidiary that holds,  acquires or owns, directly or indirectly,  any Capital Stock or  Indebtedness of the Company or any Restricted
Subsidiary.

     "Securities" means the 9 1/2% Senior Debentures Due 2004 of the Company.

     "Security  Register" and "Security  Registrar" have the respective meanings specified in Section 3.5.

     "7 1/2% debentures"  means the 7 1/2% Convertible  Subordinated  Debentures
Due 2001 issued by the Company on September 15, 1991.

     "Special  Record Date" for the payment of any  Defaulted  Interest  means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity" means,  with respect to any security,  the date specified in such  security as the fixed date on which the final  payment of  principal of such security is due and payable, including pursuant to any mandatory redemption provision  (but  excluding any provision for the  repurchase of such security at the option of the holder  thereof upon the happening of any  contingency  unless such contingency has occurred).

     "Subordinated   Obligation"  means,  with  respect  to  the  Company,   any
Indebtedness of the Company (whether outstanding on the Issue Date or thereafter
Incurred)  which is  subordinate or junior in right of payment to the Securities pursuant to a written  agreement to that effect including,  without  limitation, the 7 1/2% debentures.

     "Subsidiary,"  when used with respect to the Company,  means a  corporation more than 50% of the  outstanding  voting  stock of which is owned,  directly or indirectly,  by the  Company,  or by one or more other  Subsidiaries,  or by the
Company and one or more other Subsidiaries. For the purposes of this definition,
"voting stock" means stock which ordinarily has voting power for the election of directors,  whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable  provisions of this  Indenture,  and thereafter  "Trustee" shall mean such successor Trustee.

     "Trust  Indenture  Act" means the Trust  Indenture  1939 as in force at the date as of which this  instrument  was  executed,  except as provided in Section
9.5.

     "Vice  President",  when used with  respect to the Company or the  Trustee, means any vice  president so designated by the Board of Directors of the Company or the Trustee,  whether or not  designated by a number or a word or words added before or after the title "vice president".

SECTION 1.2       COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any  application  or request by the Company to the Trustee to take any action under any provision of this  Indenture,  the Company shall furnish to the
Trustee  an  Officers'   Certificate  stating  that  all  conditions   precedent
(including  any  covenants   compliance  with  which   constitutes  a  condition
precedent),  if any,  provided  for in this  Indenture  relating to the proposed action have been complied with and, if reasonably  requested by the Trustee,  an
Opinion  of  Counsel  stating  that in the  opinion  of such  counsel  all  such conditions  precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such  application or request as to which the furnishing of such documents is  specifically  required by any provision of this  Indenture  relating to such particular  application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 10.7) shall include

          (1)  a statement  that each  individual  signing such  certificate  or opinion has read such covenant or condition  and the  definitions herein relating thereto;

          (2)  a brief  statement as to the nature and scope of the  examination or investigation  upon which the statements or opinions contained in such certificate or opinion are based;

          (3)  a statement that, in the opinion of each such individual,  he has made such  examination or investigation as is necessary to enable him to  express  an  informed  opinion  as to whether or not such covenant or condition has been complied with; and

          (4)  a  statement  as  to  whether,   in  the  opinion  of  each  such
               individual, such condition or covenant has been complied with.

SECTION 1.3       FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where  several  matters  are  required to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such  matters  be  certified  by, or covered by the  opinion  of,  only one such
Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion  with respect to some matters and one or more other such Persons as to other matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any  certificate  or opinion of an  officer  of the  Company  may be based, insofar as it relates to legal  matters,  upon a  certificate  or opinion of, or representations  by,  counsel,  unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or  representations with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such certificate or Opinion of Counsel may be based,  insofar as
it  relates  to  factual   matters,   upon  a  certificate  or  opinion  of,  or
representations  by, an officer or  officers  of the  Company  stating  that the information  with respect to such factual  matters is in the  possession  of the
Company,  unless  such  counsel has actual  knowledge  that the  certificate  or opinion or representations with respect to such matters are erroneous.

     Where  any  Person  is  required  to make,  give,  or  execute  two or more applications,  requests, consents,  certificates,  statements, opinions or other instruments  under this Indenture,  they may, but need not, be consolidated  and form one instrument.

SECTION 1.4       ACTS OF HOLDERS.

     (a) Any request, demand, authorization,  direction, notice, consent, waiver or other action provided by thisIndenture to be given or taken by Holders may be embodied in and evidenced by one or more  instruments of  substantially  similar tenor  signed by such  Holders in person or by agent duly  appointed in writing;
and except as herein  otherwise  expressly  provided,  such action  shall become effective when such  instrument or instruments are delivered to the Trustee and, where it is hereby  expressly  required,  to the  Company.  Such  instrument  or instruments (and the action embodied  therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the Holders  signing such  instrument  or instruments.  Proof  of  execution  of  any  such  instrument  or  of a  writing appointing  any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner  provided  in this  Section.  The Company may set a record date for purposes of  determining  the  identity of Holders  entitled to vote or consent to any  action by vote or consent  authorized  or  permitted  under this
Indenture,  which  record  date shall be the later of 10 days prior to the first solicitation  of such  consent  or the date of the most  recent  list of Holders furnished to the Trustee pursuant to Section 7.1 of this Indenture prior to such solicitation.  If a record  date is fixed,  those  persons  who were  Holders of
Securities  at such record  date (or their duly  designated  proxies),  and only those  persons,  shall be  entitled to take such action by vote or consent or to revoke  any vote or  consent  previously  given,  whether  or not  such  persons continue to be Holders  after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate  of a notary  public  or  other  officer  authorized  by law to take
acknowledgements   of  deeds,   certifying  that  the  individual  signing  such
instrument  or writing  acknowledged  to him the  execution  thereof.  When such execution is by a signer acting in capacity other than his individual  capacity, such  certificate or affidavit  shall also  constitute  sufficient  proof of his authority. The fact and date of the execution of any such instrument or writing, or the  authority of the Person  executing  the same,  may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization,  direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security  issued upon the  registration of transfer  thereof  or in  exchange  therefor  or in lieu  thereof  in respect of anything  done,  omitted or suffered to be done by the Trustee or the Company in reliance  thereon,  whether  or not  notation  of such  action is made upon such
Security.

SECTION 1.5       NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any request, demand,  authorization,  direction, notice, consent, waiver or
Act of Holders or other  document  provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the initial Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given,  furnished or filed in writing to or with the Trustee at Sixth and Marquette; MAC N9303-120,  Minneapolis,  Minnesota
55479 Attention: Corporate Trust Services, or

     (2) the Company by the  Trustee or by any Holder  shall be  sufficient  for every purpose  hereunder  (unless  otherwise  herein  expressly  provided) if in writing and mailed,  first-class postage prepaid, to the Company addressed to it at the address of its principal  office specified in the first paragraph of this instrument  or at any other  address  previously  furnished  in  writing  to the
Trustee by the Company.

SECTION 1.6       NOTICE TO HOLDERS; WAIVER.

     Where this  Indenture  provides  for  notice to Holders of any event,  such notice shall be sufficiently given (unless otherwise herein expressly  provided)
if in writing and mailed,  first-class  postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register,  not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such  notice.  In any case  where  notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any  particular  Holder  shall  affect the  sufficiency  of such  notice with respect  to other  Holders.  Where  this  Indenture  provides  for notice in any manner,  such notice may be waived in writing by the Person  entitled to receive such  notice,  either  before or after the event,  and such waiver  shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the
Trustee,  but such filings shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall  constitute a sufficient notification for every purpose hereunder.

SECTION 1.7       CONFLICT WITH TRUST INDENTURE ACT.

     If any  provisions  hereof  limits,  qualifies or conflicts with the duties imposed by Sections 310 to 317,  inclusive,  of the Trust  Indenture Act through operation of Section 318(c), such imposed duties shall control.

SECTION 1.8       EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section  headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9       SUCCESSORS AND ASSIGNS.

     All  covenants  and  agreements  in this  Indenture  by the  Company or the
Trustee shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      SEPARABILITY CLAUSE.

     In case any  provision  in this  Indenture  or in the  Securities  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities,  express or implied,  shall give  to any  Person,  other  than  the  parties  hereto  and  their  successors hereunder,  the Paying Agent and the Holders of  Securities,  any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      GOVERNING LAW.

     This  Indenture  and the  Securities  shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13      LEGAL HOLIDAYS.

     In any case where any  Interest  Payment  Date,  Redemption  Date or Stated
Maturity of any Security shall not be a Business Day, then  (notwithstanding any other provision of this Indenture or of the  Securities)  payment of interest or principal  (and premium,  if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the  Interest  Payment  Date or  Redemption  Date,  or at the  Stated  Maturity,
provided  that no  interest  shall  accrue  for the  period  from and after such
Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.14      CUSIP NUMBERS.

     Neither the Trustee nor the Company shall have  responsibility for a defect in the CUSIP number that appears on any Security or in any redemption  notice. A redemption  notice may provide that the CUSIP  numbers have been  assigned by an independent service and are included in the notice solely for the convenience of
Holders of the  Securities  and that the Trustee  and the  Company  shall not be liable in any way for inaccuracies in said numbers.

                                   ARTICLE 2

                                 SECURITY FORMS

SECTION 2.1       FORMS GENERALLY.

     The Securities and the Trustee's certificates of authentication shall be in substantially  the  forms  set  forth in this  Article,  with  such  appropriate insertions,  omissions,  substitutions  and other  variations as are required or permitted by this Indenture,  and may have such letters,  numbers or other marks of  identification  and such legends or  endorsements  placed  thereon as may be required  to  comply  with  the  rules  of any  securities  exchange  or as may, consistently  herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive  Securities  shall be printed,  lithographed  or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner  permitted by the rules of any securities  exchange on which  the  Securities  may be  listed,  all as  determined  by the  officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2       FORM OF FACE OF SECURITY.

             9 1/2% Senior Debentures Due 2004

CUSIP No. ________________                                    $_____________

     CII  FINANCIAL,  INC., a corporation  duly organized and existing under the laws of the  State of  California  (herein  called  the  "Company",  which  term includes any successor Person under the Indenture  hereinafter referred to), for value received,  hereby promises to pay to ___________,  or registered  assigns, the principal sum of ________ Dollars on September 15, 2004, and to pay interest thereon from __________,  2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and
September 15 in each year,  commencing September 15, 2001, at the rate of 9 1/2%
per annum, until the principal hereof is paid or made available for payment. The interest so payable,  and punctually  paid or duly provided for, on any Interest
Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor  Securities) is registered at the close of business on the Regular Record Date for such  interest,  which shall be
March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest  Payment Date. Any such interest not so punctually  paid or duly  provided for will  forthwith  cease to be payable to the Holder on such
Regular  Record  Date and may  either be paid to the  Person in whose  name this
Security (or one or more  Predecessor  Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted  Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special  Record Date, or be paid at any time in any  other  lawful  manner  not  inconsistent  with the  requirements  of any securities  exchange on which the Securities may be listed, and upon such notice as may be  required  by  such  exchange,  all as  more  fully  provided  in said
Indenture.  Payment of the  principal of (and  premium,  if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Minneapolis,  Minnesota,  in such coin or currency of the United
States of  America as at the time of  payment  is legal  tender  for  payment of public and private debts; provided,  however that at the option of the Company  payment of interest  may be made by check  mailed to the address of the  Person  entitled  thereto  as such  address  shall  appear in the  Security
Register.

     Reference  is hereby made to the further  provisions  of this  Security set forth on the reverse  hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

     Unless the  certificate of  authentication  hereon has been executed by the
Trustee  referred to on the reverse  hereof by manual  signature,  this Security shall  not be  entitled  to any  benefit  under  the  Indenture  or be  valid or obligatory for any purpose.

     IN WITNESS  WHEREOF,  the  Company has caused  this  instrument  to be duly executed under its corporate seal.

Dated:
                                                 CII FINANCIAL, INC.

                                                 By:  __________________________
                                                                 [Title]
Attest:

_________________________
 [Assistant] Secretary

SECTION 2.3       FORM OF REVERSE OF SECURITY.

     This  Security  is one of a duly  authorized  issue  of  Securities  of the
Company  designated as its 9 1/2% Senior  Debentures Due 2004 (herein called the
"Securities"),  limited in aggregate  principal amount to $20,000,000 issued and to be issued  under an  Indenture  dated as of May 7, 2001  (herein  called  the
"Indenture"),  between  the Company and Wells  Fargo Bank  Minnesota,  N.A.,  as
Trustee (herein called the "Trustee",  which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective  rights,  limitations of rights,  duties and immunities thereunder of the Company, the Trustee and the
Holders of the Securities  and of the terms upon which the  Securities  are, and are to be, authenticated and delivered.

     The Securities are subject to redemption upon not less than 25 days' notice by mail, in any year, commencing at any time after the Issue Date, as a whole or in part,  at the election of the Company,  at the  following  Redemption  Prices
(expressed  as a  percentage  of  the  principal  amount  of  Securities  to  be redeemed), if redeemed during the periods indicated:

       Period                                Redemption Price

       Until March 31, 2002                               110%
       April 1, 2002-March 31, 2003                       105%
       April 1, 2003-March 31, 2004                       102.5%
       April 1, 2004-September 15, 2004                   100%

,  together  in the case of any such  redemption  with  accrued  interest to the
Redemption Date, provided that interest installments whose Stated Maturity is on or  prior  to such  Redemption  Date  will be  payable  to the  Holders  of such
Securities,  or one or more  Predecessor  Securities,  of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture.

     If, at any time prior to  September  15,  2004  there  occurs any Change in
Control  (as  defined in the  Indenture)  of the  Company,  then each  Holder of
Securities shall have the right, at the Holder's Option,  to require the Company to repurchase all of such Holder's  Securities,  or any portion thereof which is
$1,000 or any integral  multiple  thereof,  on the date (the "Repurchase  Date")
that is 45 days after the date that the  Company  gives  notice of the Change in
Control, at the following purchase prices (the "Repurchase Price") (expressed as a percentage of the principal amount of Securities to be  repurchased),  if such
Change of Control occurs during the periods indicated:

       Period                              Repurchase Price

       Until March 31, 2002                             110%
       April 1, 2002-March 31, 2003                     105%
       April 1, 2003-March 31, 2004                     102.5%
       April 1, 2004-September 15, 2004                 100%

, together with accrued interest to the Repurchase Date; provided, however,  that interest installments whose Stated Maturity is on or prior to such  Repurchase Date will be payable to the Holders of such  Securities,  or one or more  Predecessor  Securities,  of record at the close of business on the relevant  Record Dates  referred to on the face  hereof,  all as provided in the
Indenture.

     In the event of redemption of this Security in part only, a new Security or
Securities for the  unredeemed  portion hereof will be issued in the name of the
Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing,  the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture  permits,  with certain  exceptions as therein provided,  the amendment  thereof and the  modification  of the rights and  obligations  of the
Company and the rights of the Holders of the  Securities  under the Indenture at any time by the  Company  and the  Trustee  with the consent of the Holders of a
majority  in  aggregate   principal   amount  of  the  Securities  at  the  time
Outstanding.  The Indenture also contains  provisions  permitting the Holders of specified  percentages  in aggregate  principal  amount of the Securities at the time  outstanding,  on behalf of the  Holders  of all the  Securities,  to waive compliance  by the Company with certain  provisions of the Indenture and certain past defaults  under the Indenture and their  consequences.  Any such consent or waiver by the Holder of this Security  shall be conclusive and binding upon such
Holder and upon all future  Holders of this Security and of any Security  issued upon the  registration  of  transfer  hereof or in  exchange  herefor or in lieu hereof,  whether  or not  notation  of such  consent or waiver is made upon this
Security.

     No reference  herein to the  Indenture and no provision of this Security or of the Indenture  shall alter the  obligation of the Company,  which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency,  herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth,  the transfer of this Security is registrable  in the Security  Register, upon  surrender of this Security for  registration  of transfer at the office or
agency  of  the  Company  in  Minneapolis,   Minnesota,  duly  endorsed  by,  or
accompanied  by a written  instrument  of transfer in form  satisfactory  to the
Company and the Security  Registrar  duly  executed by, the Holder hereof or his attorney duly  authorized in writing,  and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered  form without coupons in any denomination  and may be transferred only by surrender of the Securities and the reissuance by the Company of Securities  to the  transferee.  As provided in the
Indenture and subject to certain limitations  therein set forth,  Securities are exchangeable for a like aggregate  principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service  charge shall be made for any such  registration  of transfer or exchange,  but the Company may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due  presentation  of this Security for  registration of transfer, the  Company,  the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes,  whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security  which are defined in the  Indenture  shall have the meanings assigned to them in the Indenture.

SECTION 2.4       FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This  is  one  of  the  Securities  referred  to in  the  within  mentioned
Indenture.

                                             Dated:

                                             Wells Fargo Bank Minnesota, N.A.,
                                             as Trustee

                                             By: _______________________
                                                 Authorized Officer

                                   ARTICLE 3

                                 THE SECURITIES

SECTION 3.1       TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered,  from time to time,  under this Indenture is limited to  $20,000,000, except for Securities  authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4,
3.5, 3.6, 9.6, 11.8 or 12.2.

     The  Company  may,  without the  consent of the  Holders,  create and issue additional  securities  after the date hereof so that such  Securities  shall be consolidated  and form a single  series with the  Securities  issued on the date hereof.  Such  additional  Securities  will  have the same  terms as to  status, redemption or otherwise.  No additional  Securities  may be issue if an Event of
Default has occurred and is continuing with respect to the Securities.

     The  Securities  shall  be  known  and  designated  as the "9  1/2%  Senior
Debentures  Due 2004" of the Company.  Their Stated  Maturity shall be September
15,  2004,  and they shall bear  interest at the rate of 9 1/2% per annum,  from their Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on
March 15 and September 15,  commencing  September 15, 2001,  until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Securities shall be  payable at the office or agency of the  Company  in  Minneapolis,  Minnesota maintained for such purpose and at any other office or agency  maintained by the
Company for such purpose; provided, however, that at the option of the Company  payment of interest  may be made by check  mailed to the address of the  Person  entitled  thereto  as such  address  shall  appear in the  Security
Register.

     The Securities shall be redeemable as provided in Article 11.

     The  Securities  shall be  repurchased  by the  Company if  required by the
Holders thereof, as provided in Article 12.

SECTION 3.2       DENOMINATIONS.

     The Securities  shall be issuable only in registered  form without  coupons and in any denominations.

SECTION 3.3       EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The  Securities  shall be executed on behalf to the Company by its Chairman of the Board, its President or one of its Vice  Presidents,  under its corporate seal  reproduced  thereon  attested  by its  Secretary  or one of its  Assistant
Secretaries.  The signature of any of these  officers on the  Securities  may be manual or facsimile.

     Securities  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers  of the  Company  shall bind the  Company, notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the  execution and delivery of this
Indenture,  the Company may  deliver  Securities  executed by the Company to the
Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company
Order  shall  authenticate  and deliver  such  Securities  as in this  Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security  shall be entitled to any benefit  under this  Indenture  or be valid or  obligatory  for any purpose  unless there  appears on such  Security a certificate  of  authentication  substantially  in the form  provided for herein executed by the Trustee by manual  signature of one of its authorized  officers, and such  certificate  upon any Security shall be conclusive  evidence,  and the only  evidence,  that such  Security has been duly  authenticated  and delivered hereunder.

SECTION 3.4       TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities,  the Company may execute, and upon Company Order the Trustee  shall  authenticate  and deliver,  temporary
Securities  which  are  printed,  lithographed,   typewritten,  mimeographed  or
otherwise produced, in any authorized  denomination,  substantially of the tenor of the  definitive  Securities  in lieu of which  they are  issued and with such appropriate  insertions,  omissions,  substitutions  and other variations as the officers  executing  such  Securities  may  determine,  as  evidenced  by  their execution of such Securities.

     If  temporary  Securities  are issued,  the Company  will cause  definitive
Securities to be prepared without  unreasonable  delay. After the preparation of definitive  Securities,  the  temporary  Securities  shall be  exchangeable  for definitive  Securities upon surrender of the temporary  Securities at any office or agency of the Company designated  pursuant to Section 10.2, without charge to the  Holder.  Upon  surrender  for  cancellation  of any one or  more  temporary
Securities  and Company  shall execute and the Trustee  shall  authenticate  and deliver in exchange therefor a like principal amount of definitive Securities of authorized  denominations.  Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits  under the Indenture as definitive
Securities.

SECTION 3.5       REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     All of the Securities issued under this Indenture shall be registered as to both principal and interest. The Company shall cause to be kept at the Corporate
Trust Office of the Trustee a register (the  register  maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such  reasonable  regulations as it may prescribe,  the Company shall provide for the registration of Securities and of transfer of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering  Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose,  the
Company shall execute,  and the Trustee shall  authenticate and deliver,  in the name of the designated transferee or transferees,  one or more new Securities of any authorized  denominations  and of a like  aggregate  principal  amount.  The transfer of any Security shall be effected only by surrender of the Security and the  reissuance by the Company of one or more  Securities  to the  transferee or transferees.

     At the  option  of  the  Holder,  Securities  may be  exchanged  for  other
Securities of any authorized  denominations  and of a like  aggregate  principal amount,  upon  surrender  of the  Securities  to be  exchanged at such office or agency.  Whenever any Securities are so  surrendered  for exchange,  the Company shall execute,  and the Trustee shall  authenticate and deliver,  the Securities which the Holder making the exchange is entitled to receive.

     All  Securities  issued  upon any  registration  of transfer or exchange of
Securities shall be valid obligations of the Company,  evidencing the same debt, and  entitled  to the same  benefits  under this  Indenture,  as the  Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange  shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written  instrument of transfer in form  satisfactory  to the Company and the Security  Registrar duly executed,  by the Holder thereof or his attorney duly authorized in writing.

     No  service  charge  shall  be made for any  registration  of  transfer  or exchange of Securities,  but the Company may require payment of a sum sufficient to cover any tax or other governmental  charge that may be imposed in connection with any  registration  of  transfer  or  exchange  of  Securities,  other  than exchanges pursuant to Section 3.4, 9.6, 11.8 or 12.2 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange  any Security  during a period  beginning at the opening of business 15 days  before the day of the  mailing  of a notice of  redemption  of  Securities selected for  redemption  under Section 11.4 and ending at the close of business on the day of such  mailing or (ii) to register  the transfer of or exchange any
Security so selected for  redemption in whole or in part,  except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6       MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee,  the Company shall execute and the Trustee shall  authenticate  and deliver in exchange  therefor a new  Security  of like  tenor and  principal  amount  and  bearing a number  not contemporaneously  outstanding.

     If there shall be  delivered to the Company and the Trustee (i) evidence to their  satisfaction of the  destruction,  loss or theft of any Security and (ii)
such  security or  indemnity as may be required by them to save each of them and any agent of either of them  harmless,  then, in the absence of actual notice to the Company or the Trustee that such  Security has been  acquired by a bona fide purchaser,  the Company  shall  execute  and upon its request the Trustee  shall authenticate  and  deliver,  in  lieu of any  such  destroyed,  lost  or  stolen
Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed lost or stolen Security has become or is about to become due and payable,  the Company in its discretion may,  instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security  under this Section,  the Company may require the payment of a sum  sufficient to cover any tax or other  governmental charge that may be imposed in relation thereto and any other expenses (including the fees and connected therewith expenses of the Trustee) connected therewith.

     Every  new  Security  issued  pursuant  to  this  Section  in  lieu  of any destroyed,  lost or stolen  Security  shall  constitute  an original  additional contractual  obligation of the Company,  whether or not the  destroyed,  lost or stolen  Security  shall be at any  time  enforceable  by  anyone,  and  shall be entitled to all benefits of this Indenture equally and  proportionally  with any and all other Securities duly issued hereunder.

     The  provisions of this Section are  exclusive  and shall  preclude (to the extent lawful) all other rights and remedies with respect to the  replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7       PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest on any Security which is payable,  and is punctually  paid or duly provided for, on any Interest  Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor  Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable,  but is not punctually  paid or duly provided  for, on any Interest  Payment Date (herein  called  "Defaulted
Interest")  shall  forthwith  cease to be payable to the Holder on the  relevant
Regular Record Date, and such Defaulted Interest may be paid by the Company,  at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted  Interest to the
Persons  in  whose  names  the  Securities  (or  their  respective   Predecessor
Securities) are registered at the close of business on a Special Record Date for the payment of such  Defaulted  Interest,  which shall be fixed in the following manner.  The  Company  shall  notify  the  Trustee  in  writing of the amount of
Defaulted  Interest  proposed  to be paid on each  Security  and the date of the proposed  payment,  and at the same  time the  Company  shall  deposit  with the
Trustee an amount of money equal to the aggregate  amount proposed to be paid in respect of such Defaulted  Interest or shall make  arrangements  satisfactory to the Trustee for such  deposit  prior to the date of the proposed  payment,  such money when deposited to be held in trust for the benefit of the Persons entitled to such  Defaulted  Interest as in this Clause  provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more  than 15 days and not less  than 10 days  prior to the date of the proposed  payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed  payment.  The Trustee shall  promptly  notify the
Company of such  Special  Record Date and, in the name and at the expense of the
Company,  shall cause notice of the proposed payment of such Defaulted  Interest and the Special Record Date therefor to be mailed,  first-class postage prepaid, to each Holder at his address as it appears in the Security  Register,  not less than 10 days prior to such Special Record Date.  Notice of the proposed  payment of such Defaulted  Interest and the Special Record Date therefore having been so mailed,  such Defaulted Interest shall be paid to the Persons in whose names the
Securities (or their  respective  Predecessor  Securities) are registered at the close of  business  on such  Special  Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company  may make  payment of any  Defaulted  Interest in any other lawful manner not inconsistent with the requirements of any securities  exchange on which the Securities  may be listed,  and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject  to  the  foregoing  provisions  of  this  Section,  each  Security delivered  under this Indenture upon  registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest  accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8       PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for  registration  of transfer,  the
Company,  the  Trustee and any agent of the Company or the Trustee may treat the
Person in whose name such  Security is  registered as the owner of such Security for the purpose of receiving  payment of principal of (and premium,  if any) and
(subject to Section 3.7)  interest on such  Security and for all other  purposes whatsoever,  whether or not such  Security be overdue,  and neither the Company, the Trustee  nor any agent of the  Company or the  Trustee  shall be affected by notice to the contrary.

SECTION 3.9       CANCELLATION.

     All  Securities  surrendered  for  payment,  redemption,   registration  of
transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered  to the Trustee and shall be promptly  cancelled by it. The Company may at  any  time  deliver  to  the  Trustee  for  cancellation  any  Securities previously  authenticated  and  delivered  hereunder  which the Company may have acquired in any manner  whatsoever,  and all  Securities  so delivered  shall be promptly cancelled by the Trustee.  No Securities shall be authenticated in lieu of or in exchange  for any  Securities  cancelled  as provided in this  Section, except as expressly permitted by this Indenture.  All cancelled  Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 3.10      COMPUTATION OF INTEREST.

     Interest  on the  Securities  shall be  computed  on the basis of a year of twelve 30-day months.

                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE

SECTION 4.1       SATISFACTION AND DISCHARGE OF INDENTURE.

     This  Indenture  shall  cease to be of  further  effect  (except  as to any surviving  rights of registration  of transfer or exchange of Securities  herein expressly provided for), and the Trustee, on demand of and at the expense of the
Company,  shall  execute  proper  instruments  acknowledging   satisfaction  and
discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered (other than
     (i)  Securities  which have been  destroyed,  lost or stolen and which have been  replaced or paid as provided in Section 3.6 and (ii)  Securities  for whose payment money has  theretofore  been deposited in trust or segregated and held in trust by the  Company and  thereafter  repaid to the Company or discharged  from  such  trust,  as  provided  in  Section  10.3)  have been delivered to the Trustee for cancellation; or

          (B) all such Securities not  theretofore  delivered to the Trustee for cancellation  (i) have become due and payable,  or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for  redemption  within one year  under  arrangements  satisfactory  to the
     Trustee for the giving of notice of  redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (ii) or
     (iii) above,  has  deposited or caused to be deposited  with the Trustee as trust  funds in trust  for the  purpose  an  amount  sufficient  to pay and discharge  the  entire  indebtedness  on such  Securities  not  theretofore delivered to the Trustee for cancellation,  for principal (and premium,  if any) and  interest to the date of such  deposit (in the case of  Securities which have become due and payable) or to the Stated  Maturity or Redemption
     Date, as the case may be;

     (2) the  Company  has paid or  caused  to be paid all  other  sums  payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers'  Certificate  and an Opinion  of  Counsel,  each  stating  that all  conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

     Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the obligations  of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee  pursuant to subclause (B) of clause (1) of this  Section,  the  obligations  of the Trustee  under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2       APPLICATION OF TRUST MONEY.

     Subject to the  provisions of the last paragraph of Section 10.3, all money deposited  with the  Trustee  pursuant to Section 4.1 shall be held in trust and applied by it, in  accordance  with the  provisions of the  Securities  and this
Indenture,  to  the  payment,  either  directly  or  through  any  Paying  Agent
(including  the  Company  acting as its own  Paying  Agent) as the  Trustee  may determine,  to the Persons entitled thereto,  of the principal (and premium,  if any) and  interest  for whose  payment  such money has been  deposited  with the
Trustee.

                                   ARTICLE 5

                                    REMEDIES

SECTION 5.1       EVENTS OF DEFAULT.

     "Event of Default",  wherever  used herein,  means any one of the following events  (whatever  the reason for such Event of Default  and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

     (1)  default  in the  payment of any  interest  upon the  Security  when it becomes  due  and  payable,  if  such  default  continues  for  a  period  of 30 consecutive days; or default in the payment of the principal of (or premium,  if any, on) any Security at its Maturity; or

     (2) default in the performance,  or breach,  of any covenant or warranty of the  Company in this  Indenture  (other than a covenant or warranty a default in whose  performance  or whose breach is  elsewhere  in this Section  specifically dealt with), if such default or breach  continues for a period of 60 consecutive days after there has been given, by registered or certified mail, to the Company by the  Trustee or to the Company and the Trustee by the Holders of at least 10%
in principal  amount of the Outstanding  Securities a written notice  specifying such  default or breach and  requiring  it to be remedied  and stating that such notice is a "Notice of Default" hereunder; or

     (3) a demand that the Company  perform under its guaranty  dated August 23,
2000 in favor of each of Bank of America, N.A., as administrative agent (in such capacity,  the  "Agent")  for the  Banks (as  defined  in the  Credit  Agreement referred to below) and the Banks under the Credit  Agreement dated as of October
30, 1998, as amended (said Agreement,  as amended, the "Credit Agreement") among the Agent, the Banks and Sierra Health Services,  Inc., a Nevada corporation and parent of the Company; or

     (4)  a  default  under  any  Indebtedness  by  the  Company,  whether  such indebtedness now exists or shall hereafter be created,  which default shall have resulted in $5,000,000 or more of such  indebtedness  becoming or being declared due and payable  prior to the date on which it would  otherwise  have become due
and  payable,  without  such  indebtedness  having  been  discharged,   or  such
acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given,  by registered or certified mail, to the Company by the  Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding  Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (5) the  entry by a court  having  jurisdiction  in the  premises  of (A) a decree or order for relief in respect of the Company in an  involuntary  case or proceeding  under  any  applicable  Federal  or  State  bankruptcy,  insolvency, reorganization  or other  similar  law or (B) a decree  or order  adjudging  the
Company a bankrupt or  insolvent,  or  approving  as  properly  filed a petition seeking reorganization,  arrangement, adjustment or composition of or in respect of the  Company  under any  applicable  Federal or State law,  or  appointing  a custodian,  receiver,  liquidator,  assignee,  trustee,  sequestrator  or  other similar official of the Company or of any substantial  part of its property,  or ordering the winding up or liquidation of its affairs, and if any such decree or order for relief or any such other  decree or order  continues  unstayed  and in effect for a period of 60 consecutive days; or

     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency,  reorganization or other similar law or of any other case or proceeding  to be  adjudicated a bankrupt or insolvent,  or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable
Federal or State bankruptcy, insolvency,  reorganization or other similar law or to the  commencement of any bankruptcy or insolvency case or proceeding  against
it,  of  the  filing  by  it  of  a  petition  or  answer  or  consent   seeking
reorganization  or relief  under any  applicable  Federal or State  law,  or the consent by it to the filing of such petition or to the  appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar  official of the Company or of any substantial  part of its property, or the  making by it of any  assignment  for the  benefit of  creditors,  or the admission by it in writing of its  inability to pay its debts  generally as they become due, or the taking of corporate  action by the Company in  furtherance of any such action.

SECTION 5.2       ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If any Event of Default  occurs and is  continuing,  then and in every such case the Trustee or the Holders of not less than 25% in principal  amount of the
Outstanding Securities may declare the principal of all the Securities to be due and  payable  immediately,  by a notice in  writing to the  Company  (and to the
Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

     At any time  after such a  declaration  of  acceleration  has been made and before a judgment  or decree for  payment of the money due has been  obtained by the Trustee as hereinafter in this Article  provided,  the Holders of a majority in principal  amount of the  Outstanding  Securities,  by written  notice to the
Company  and the  Trustee,  may  rescind  and  annul  such  declaration  and its consequences if

     (1) the Company has paid or deposited  with the Trustee a sum sufficient to pay

          (A) all overdue interest on all Securities,

          (B) the principal of (and premium,  if any, on) any  Securities  which have become due otherwise  than by such  declaration  of  acceleration  and interest thereon at the rate borne by the Securities,

          (C) to the extent that  payment of such  interest is lawful,  interest upon overdue interest at the rate borne by the Securities, and

          (D) all  sums  paid  or  advanced  by the  Trustee  hereunder  and the reasonable  compensation,  expenses,  disbursements  and  advances  of  the
     Trustee, its agents and counsel; and

     (2) all Events of Default,  other than the  non-payment of the principal of
Securities  which have become due solely by such  declaration  of  acceleration, have been cured or waived as provided in Section 5.13.

No such  rescission  shall  affect  any  subsequent  default or impair any right consequent thereon.

SECTION 5.3       COLLECTION OF DEBT AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if

     (1) default is made in the payment of any  interest  on any  Security  when such interest becomes due and payable and such default continues for a period of
30 days, or

     (2) default is made in the payment of all or any part of the  principal  of
(or premium, if any, on) any Security at the Maturity thereof, the Company will, upon  demand of the  Trustee,  pay to it, for the benefit of the Holders of such
Securities,  the  whole  amount  then due and  payable  on such  Securities  for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legal and enforceable,  interest on any overdue principal
(and  premium,  if any) and on any  overdue  interest,  at the rate borne by the
Securities, and, in addition thereto, such further amount as shall be sufficient to cover  the  costs  and  expenses  of  collection,  including  the  reasonable compensation,  expenses,  disbursements and advances of the Trustee,  its agents and counsel.

     If the Company  fails to pay such amount  forthwith  upon such demand,  the
Trustee,  in its own name and as trustee of an express  trust,  may  institute a judicial  proceeding  for the  collection  of the  sums so due and  unpaid,  may prosecute  such  proceeding to judgment or final decree and may enforce the same against the Company or any other  obligor  upon the  Securities  and collect the moneys  adjudged  or decreed to be payable in the manner  provided by law out of the property of the Company or any other obligor upon the  Securities,  wherever situated.

     If an Event of Default  occurs and is  continuing,  the  Trustee may in its discretion  proceed  to  protect  and  enforce  its rights and the rights of the
Holders by such appropriate  judicial proceedings as the Trustee shall deem most effectual  to protect  and  enforce any such  rights,  whether for the  specific enforcement  of any  covenant or  agreement  in this  Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4       TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case  of the  pendency  of any  receivership,  insolvency,  liquidation,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or  other
judicial  proceeding  relative  to the  Company  or any other  obligor  upon the
Securities  or the  property  of the  Company or of such other  obligor or their creditors,  the Trustee (irrespective of whether the principal of the Securities shall  then be due  and  payable  as  therein  expressed  or by  declaration  or otherwise and  irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue  principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise;

     (i) to file and  prove a claim  for the  whole  amount  of  principal  (and premium,  if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the  claims of the  Trustee  (including  any  claim  for the  reasonable compensation,  expenses,  disbursements and advances of the Trustee,  its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (ii) to  collect  and  receive  any  moneys or other  property  payable  or deliverable on any such claims and to distribute the same;

and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by each  Holder to make such  payments  to the  Trustee  and, in the event that the
Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing  herein  contained  shall be deemed to  authorize  the  Trustee  to authorize  or  consent to or accept or adopt on behalf of any Holder any plan of reorganization, agreement, adjustment or composition affecting the Securities or the rights of any Holder  thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5       TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this  Indenture or the Securities may be prosecuted  and enforced by the Trustee  without the possession of any of the
Securities or the production thereof in any proceeding relating thereto, and any such  proceeding  instituted  by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the  reasonable  compensation,  expenses,  disbursements  and advances of the Trustee,  its agents and counsel,  be for the ratable benefit of the  Holders  of the  Securities  in respect  of which  such  judgment  has been recovered.

SECTION 5.6       APPLICATION OF MONEY COLLECTED.

     Money held by the  Trustee at the time of an Event of Default or  collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee  and, in case of the  distribution  of such  money on account of  principal  (or  premium,  if any) or  interest,  upon presentation  of the Securities and the notation  thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

     SECOND:  To the payment of the amounts then due and unpaid for principal of
(and premium,  if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected,  ratably, without preference or  priority  of any kind,  according  to the  amounts  due and  payable on such
Securities for principal (and premium, if any) and interest, respectively.

SECTION 5.7       LIMITATION ON SUITS.

     No Holder of a Security  shall have any right to institute any  proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has  previously  given  written  notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the Outstanding
Securities  shall  have  made  written  request  to  the  Trustee  to  institute proceedings  in  respect  of such  Event of  Default  in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs,  expenses and  liabilities to be incurred in compliance  with such request;

     (4) the Trustee for 60 days after its receipt of such  notice,  request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction  inconsistent  with such written request has been given to the Trustee  during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being  understood  and intended  that no one or more  Holders  shall have any right in any manner  whatever by virtue of, or by availing of, any  provision of this Indenture to affect,  disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain  priority or preference over any other Holders or to enforce  any right  under  this  Indenture,  except in the  manner  herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8       UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding  any other provision in this  Indenture,  the Holder of any
Security shall have the right, which is absolute and  unconditional,  to receive
Payment of the principal of (and  premium,  if any) and (subject to Section 3.7)
interest on such Security on the respective Stated Maturities  expressed in such security (or, in the case of redemption or repurchase, on the Redemption Date or
Repurchase  Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9       RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has  instituted  any proceeding to enforce any right or remedy under this Indenture and such  proceeding has been  discontinued
or abandoned for any reason, or has been determined  adversely to the Trustee or to such Holder,  then and in every such case,  subject to any  determination  in such  proceeding,  the  Company,  the Trustee and the Holders  shall be restored severally and  respectively to their former  positions  hereunder and thereafter all rights and remedies of the Trustee and the Holders shall  continue as though no such proceeding had been instituted.

SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise  provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
3.6, no right or remedy herein  conferred  upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      DELAY OR OMISSION NOT WAIVER.

     No delay or  omission  of the  Trustee or of any Holder of any  Security to
exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised  from time to time,  and as often as may be deemed  expedient,  by the Trustee or by the Holders,  as the case may
be.

SECTION 5.12      CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct  the time,  method  and place of  conducting  any proceeding  for any remedy  available to the Trustee or exercising  any trust or power conferred on the Trustee, provided that

     (1) such  direction  shall not be in conflict  with any rule of law or with this Indenture, and

     (2) the  Trustee  may take any other  action  deemed  proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13      WAIVER OF PAST DEFAULTS.

     The  Holders  of not  less  than a  majority  in  principal  amount  of the
Outstanding  Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

     (1) in the payment of the principal of (or premium,  if any) or interest on any Security, or

     (2) in respect of a covenant or  provision  hereof  which  under  Article 9 cannot  be  modified  or  amended  without  the  consent  of the  Holder of each
Outstanding Security affected.

     Upon any such waiver,  such default shall cease to exist,  and any Event of
Default arising  therefrom shall be deemed to have been cured, for every purpose of this  Indenture;  but no such waiver shall extend to any  subsequent or other default or impair any right consequent thereon.

SECTION 5.14      UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance  thereof  shall be deemed to have  agreed,  that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture,  or in any suit against the Trust for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking  to pay the  costs of such  suit,  and that  such  court  may in its discretion  assess  reasonable  costs,  including  reasonable  attorneys'  fees, against  any party  litigant  in such suit,  having due regard to the merits and good  faith of the  claims or  defenses  made by such  party  litigant;  but the provisions  of this  Section  shall  not  apply  to any suit  instituted  by the
Company,  to any suit  instituted by the Trustee,  to any suit instituted by any
Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the  Outstanding  Securities,  or to any suit instituted by any Holder for the  enforcement of the payment of the principal of (or premium,  if any) or interest on any Security on or after the respective Stated Maturities  expressed in such Security (or, in the case of redemption or  repurchase,  on or after the
Redemption Date or the Repurchase Date).

SECTION 5.15      WAIVER OF STAY OR EXTENSION LAWS.

     The Company  covenants  (to the extent that it may  lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage  of, any stay or extension  law wherever  enacted, now or at any time  hereafter  in force,  which may affect the  covenants or the performance  of this  Indenture;  and the  Company  (to the  extent  that it may lawfully do so) hereby expressly waives all benefit or advantage or any such law and  covenants  that it will not hinder,  delay or impede the  execution  of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                   THE TRUSTEE

SECTION 6.1       CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default,

     (1) the Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture,  and no  implied  covenants  or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part,  the Trustee may  conclusively rely,  as to the truth of the  statements  and the  correctness  of the opinions expressed  therein,  upon certificates or opinions  furnished to the Trustee and conforming to the  requirements of this  Indenture;  but in the case of any such certificates  or  opinions  which  by any  provisions  hereof  are  specifically required to be furnished to the  Trustee,  the Trustee  shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise,  as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No  provision  of this  Indenture  shall be  construed  to relieve  the
Trustee from liability for its own negligent  action,  its own negligent failure to act, or its own willful misconduct, except that

     (1)  this  Subsection  shall  not be  construed  to  limit  the  effect  of
Subsection (a) of this Section;

     (2) the Trustee  shall not be liable for any error of judgment made in good faith by a Responsible  Officer,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the  Trustee  shall not be liable with  respect to any action  taken or omitted to be taken by it in good faith in accordance  with the direction of the
Holders of a majority in principal amount of the Outstanding Securities relating to the time,  method  and place of  conducting  any  proceeding  for any  remedy available to the Trustee,  or exercising  any trust or power  conferred upon the
Trustee, under this Indenture; and

     (4) no provisions of this Indenture  shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its  duties  hereunder,  or in the  exercise  of any of its  rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate  indemnity  against such risk or  liability is not  reasonably assured to it.

     (5) Whether or not therein  expressly so provided,  every provision of this
Indenture  relating to the conduct or  affecting  the  liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2       NOTICE OF DEFAULTS.

     If a default or Event of  Default  occurs  and is  continuing  and if it is known to the Trustee, the Trustee shall mail to security holders a notice of the default  or Event of Default  within 90 days  after it occurs;  provided, however,  that,  except in the case of a default  in the  payment  of the principa1 of (or premium, if any) or interest on any Security,  the Trustee shall be protected in  withholding  such notice if and so long as a  Responsible
Officer in good faith  determines  that the withholding of such notice is in the interest of the Holders; and provided,  further,  that in the case of any default of the character  specified in Section 5.1(5),  no such notice to
Holders  shall be given  until at least 30 days  after the  occurrence  thereof.
Notwithstanding  anything  to the  contrary  expressed  in this  Indenture,  the
Trustee shall not be deemed to have knowledge of any Event of Default  hereunder unless and until it shall have actual  knowledge  thereof or shall have received written  notice  thereof  from the  Company  at its  corporate  trust  office in
Minneapolis,  Minnesota.  For the purpose of this  Section,  the term  "default"
means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3       CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.1:

     (a) the Trustee  may rely and shall be  protected  in acting or  refraining from acting upon any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or  direction  of the  Company  mentioned  herein  shall be sufficiently  evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established  prior to taking,  suffering or omitting any action  hereunder,  the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the  Trustee may consult  with  counsel and the written  advice of such counsel or any Opinion of Counsel shall be full and complete  authorization  and protection in respect of any action  taken,  suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee  shall be under no obligation to exercise any of the rights or powers  vested in it by this  Indenture at the request or direction of any of the Holders  pursuant to this Indenture,  unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities  which might be incurred by it in  compliance  with such  request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or  matters  stated  in  any  resolution,  certificate,  statement,  instrument, opinion,  report, notice, request,  direction,  consent, order, bond, debenture, note,  other  evidence  of  indebtedness  or other  paper or  document,  but the
Trustee, in its discretion,  may make such further inquiry or investigation into such facts or matters as it may see fit,  and, if the Trustee  shall  reasonably determine to make such further inquiry or investigation, it shall be entitled to examine the books,  records and premises of the Company,  personally or by agent or attorney; and

     (g) the  Trustee  may  execute  any of the  trusts or powers  hereunder  or perform  any  duties  hereunder  either  directly  or by or  through  agents  or attorneys  and the  Trustee  shall  not be  responsible  for any  misconduct  or negligence  on the part of any agent or attorney  appointed  with due care by it hereunder.

SECTION 6.4       NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals  contained  herein and in the Securities,  and the contents of all written  materials  related to the  registration,  offering  and sale of the
Securities,  except the Trustee's certificates of authentication and information provided in the  Trustee's  Form T-1,  shall be taken as the  statements  of the
Company,  and the Trustee assumes no responsibility for their  correctness.  The
Trustee  makes no  representations  as to the  validity or  sufficiency  of this
Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5       MAY HOLD SECURITIES.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity,  may become the owner or pledgee of Securities  and,  subject to Sections 6.8 and 6.13,  may otherwise  deal with the  Company  with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.6       MONEY HELD IN TRUST.

     Money held by the Trustee in trust  hereunder  need not be segregated  from other funds except to the extent  required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7       COMPENSATION AND REIMBURSEMENT.

     The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services  rendered by it hereunder (which  compensation  shall not be limited by any provisions of law in regard to the  compensation  of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable  out-of-pocket  expenses,  disbursements and advances  incurred or made by the Trustee in  accordance  with any  provision of this  Indenture  (including  the  reasonable  compensation  and the expenses and disbursements  of its agents and counsel) except any such expense,  disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to  indemnify  the Trustee for,  and to hold it harmless  against,  any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection  with the acceptance or  administration  of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the  performance  of the  obligations  of the Company under this  Section the  Trustee  shall have a lien prior to the  Securities  upon all property and funds held or  collected by the Trustee as such,  except funds held in trust for the benefit of the Holders of particular Securities.

SECTION 6.8       DISQUALIFICATION; CONFLICTING INTERESTS.

     The Trustee  shall be subject to the  provisions  of Section  310(b) of the
Trust  Indenture  Act during the period of time  provided for  therein.  Nothing herein shall prevent the Trustee from filing with the Commission the application referred  to in the  second to last  paragraph  of  Section  310(b) of the Trust
Indenture Act.

SECTION 6.9       CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There  shall  at  all  times  be  a  Trustee  hereunder  which  shall  be a corporation  organized and doing business under the laws of the United States of
America,  any State thereof or the District of Columbia,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000,  subject to  supervision  or examination by Federal or
State authority and having its Corporate Trust Office in Minneapolis, Minnesota.
If such corporation  publishes reports of condition at least annually,  pursuant to law or to the requirements of said supervising or examining  authority,  then for the  purposes  of this  Section,  the  combined  capital and surplus of such corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this  Article.  Neither  the Company  nor any person  directly or  indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities.

SECTION 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No  resignation  or  removal of the  Trustee  and no  appointment  of a successor  Trustee  pursuant to this Article  shall become  effective  until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time by giving  written notice thereof to the Company.  If an instrument  of  acceptance by a successor  Trustee shall not have been  delivered  to the  Trustee  within 30 days  after the  giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The  Trustee  may be  removed  at any time by Act of the  Holders  of a majority in principal  amount of the  Outstanding  Securities,  delivered to the
Trustee and to the Company.

     (d) If at any time:

     (1) the Trustee shall fail to comply with Section 6.8 after written request therefor  by the  Company or by any Holder who has been a bona fide  Holder of a security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written  request  therefor by the Company or by any such Holder,
or

     (3) the Trustee  shall  become  incapable  of acting or shall be adjudged a bankrupt or insolvent  or a receiver of the Trustee or of its property  shall be appointed or any public  officer  shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation,

then,  in any such case,  (i) the Company by a Board  Resolution  may remove the
Trustee,  or (ii) subject to Section  5.14,  any Holder who has been a bona fide
Holder of a Security  for at least six months  may, on behalf of himself and all others similarly situated,  petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign,  be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution,  shall promptly appoint a successor  Trustee.  If, within one year after such resignation,  removal or incapability,  or the occurrence of such vacancy,  a successor Trustee shall be appointed by Act of the Holders of a majority in  principal  amount of the  Outstanding  Securities  delivered to the
Company and the retiring  Trustee,  the  successor  Trustee so appointed  shall, forthwith upon its acceptance of such appointment,  become the successor Trustee and supersede the successor  Trustee  appointed by the Company.  If no successor
Trustee  shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter  provided,  any Holder who has been a bona fide Holder of a Security  for at least six months may, on behalf of himself and all others similarly situated,  petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each  resignation  and each removal of the  Trustee and each  appointment  of a  successor  Trustee by mailing  written notice of such event by first-class  mail,  postage  prepaid,  to all Holders as their names and  addresses  appear in the Security  Register.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust
Office.

SECTION 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute,  acknowledge and deliver to the Company and to the retiring Trustee an instrument  accepting such appointment,  and thereupon the  resignation or removal of the retiring  Trustee shall become effective and such successor Trustee, without any further act, deed or  conveyance,  shall  become  vested with all the rights,  powers,  trusts and duties of the retiring Trustee;  but, on request of the Company or the successor
Trustee,  such retiring Trustee shall, upon payment of its charges,  execute and deliver an instrument  transferring  to such  successor  Trustee all the rights, powers and trusts of the retiring  Trustee and shall duly  assign,  transfer and deliver to such  successor  Trustee all property and money held by such retiring
Trustee hereunder,  subject,  nevertheless, to its lien provided in Section 6.7.
Upon request of any such  successor  Trustee,  the Company shall execute any and all instruments  for more fully and certainly  vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor  Trustee  shall accept its  appointment  unless at the time of such  acceptance  such  successor  Trustee shall be qualified and eligible under this Article.

SECTION 6.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any  corporation  into which the Trustee may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting  from any merger, conversion  or  consolidation  to which  the  Trustee  shall be a party,  or any corporation  succeeding to all or substantially all the corporate trust business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation  shall be  otherwise  qualified  and  eligible  under this  Article, without the  execution  or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not  delivered,  by the Trustee  then in office,  any  successor  by merger, conversion  or  consolidation  to such  authenticating  Trustee  may adopt  such authentication  and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee  shall comply with the  provisions  of Section 311 of the Trust
Indenture Act.

                                   ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1       COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee

     (a) semi-annually,  not more than 15 days after each Regular Record Date, a list,  in such form as the  Trustee  may  reasonably  require,  of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the  Trustee  may request in writing,  within 30 days after the  receipt by the  Company of any such  request,  a list of similar form and  content as of a date not more than 15 days prior to the time such list is furnished;

excluding  from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.2       PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

     (a) The  Trustee  shall  preserve,  in as  current a form as is  reasonably practicable,  the names and  addresses  of Holders  contained in the most recent list  furnished  to the  Trustee as  provided  in Section  7.1 and the names and addresses  of Holders  received  by the  Trustee  in its  capacity  as  Security
Registrar.  The  Trustee may  destroy  any list  furnished  to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants")  apply in writing to the Trustee,  and furnish to the Trustee  reasonable  proof that each such  applicant  has  owned a  Security  for a  period  of at least  six  months preceding the date of such  application,  and such  application  states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other  communication which such applicants propose to transmit, then the  Trustee  shall,  within five  business  days after the receipt of such application, at its election, either

     (i) afford such applicants access to the information  preserved at the time by the Trustee in accordance with Section 7.2(a), or

     (ii) inform such applicants as to the  approximate  number of Holders whose names and  addresses  appear  in the  information  preserved  at the time by the
Trustee in accordance  with section 7.2(a),  and as to the  approximate  cost of mailing  to such  Holders  the form of proxy  or  other  communication,  if any, specified in such application.

     If the Trustee  shall elect not to afford  such  applicants  access to such information,  the Trustee shall,  upon the written  request of such  applicants, mail to each Holder whose name and address appear in the  information  preserved at the time by the Trustee in accordance  with Section 7.2(a) a copy of the form of  proxy or  other  communication  which is  specified  in such  request,  with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment,  or provision  for the payment,  of the  reasonable  expenses of mailing,  unless  within five days after such  tender the Trustee  shall mail to such  applicants  and file  with  the  Commission,  together  with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the  Trustee,  such a mailing  would be  contrary  to the best  interest  of the
Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.  If the Commission,  after  opportunity for a hearing upon the objections  specified in the written statement so filed,  shall enter an order refusing to sustain any of such objections or if, after the entry of an order  sustaining one or more of such  objections,  the  Commission  shall find,  after notice and  opportunity  for hearing,  that all the  objections  so sustained  have been met and shall  enter an order so  declaring,  the  Trustee, shall  mail  copies  of  such  material  to all  such  Holders  with  reasonable promptness  after  the  entry of such  order  and the  renewal  of such  tender;
otherwise  the  Trustee  shall be  relieved  of any  obligation  or duty to such applicants respecting their application.

     (c) Every Holder of Securities,  by receiving and holding the same,  agrees with the Company and the  Trustee  that  neither the Company nor the Trustee nor any  agent  of  either  of them  shall  be held  accountable  by  reason  of the disclosure of any such  information as to the names and addresses of the Holders in  accordance  with Section  7.2(b),  regardless  of the source from which such information was derived,  and that the Trustee shall not be held  accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3       REPORTS BY TRUSTEE.

     (a) On or prior to September 1 of each year  commencing with the year 2001, the Trustee shall transmit by mail to all Holders,  as their names and addresses appear in the Security Register,  a brief report dated as of July 1 of such year with respect to any of the following  events which may have occurred  during the twelve months preceding such date (but if no such event has occurred within such period, no report need be transmitted):

     (1) any change to its eligibility under Section 6.9 and its  qualifications under Section 6.8;

     (2) the creation of or any material  change to a relationship  specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act;

     (3) the character and amount of any advances (and if the Trustee  elects so to state, the circumstances  surrounding the making thereof) made by the Trustee
(as  such)  which  remain  unpaid  on the  date  of  such  report,  and  for the reimbursement of which it claims or may claim a lien or charge, prior to that of the  Securities,  on any  property or funds held or  collected by it as Trustee, except  that the Trustee  shall not be  required  (but may elect) to report such advances if such advances so remaining  unpaid aggregate not more than 1/2 of 1%
of the  principal  amount  of the  Securities  Outstanding  on the  date of such report;

     (4) the amount,  interest rate and maturity date of all other  indebtedness owing by the Company (or by any other obligor on the  Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral  security  therefor,  except an  indebtedness based upon a creditor  relationship  arising in any manner  described in Section
6.13(b)(2), (3), (4) or (6);

     (5) any  change  to the  property  and  funds,  if any,  physically  in the possession of the Trustee as such on the date of such report;

     (6) any additional issue of Securities which the Trustee has not previously reported; and

     (7) any  action  taken by the  Trustee  in the  performance  of its  duties hereunder  which  it has  not  previously  reported  and  which  in its  opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section
6.2.

     (b) The Trustee shall  transmit by mail to all Holders,  as their names and addresses  appear in the Security  Register,  a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances  surrounding  the making  thereof)  made by the  Trustee (as such)
since the date of the last report transmitted pursuant to Subsection (a) of this
Section  (or if no such  report has yet been so  transmitted,  since the date of execution of this  instrument) for the  reimbursement  of which it claims or may claim a lien or charge,  prior to that of the  Securities,  on property or funds held or  collected  by it as Trustee  and which it has not  previously  reported pursuant to this Subsection,  except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal  amount of the Securities  Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall,  at the time of such  transmission to
Holders,  be filed by the  Trustee  with  each  stock  exchange  upon  which the
Securities are listed,  with the  Commission  and with the Company.  The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4       REPORTS BY COMPANY.

     The Company shall:

     (1) file with the Trustee,  within 15 days after the Company is required to file the same with the  Commission,  copies  of the  annual  reports  and of the information,  documents  and other reports (or copies of such portions of any of the foregoing as the Commission  may from time to time by rules and  regulations prescribe)  which  the  Company  may be  required  to file  with the  Commission pursuant to Section 13 or Section 15(d) of the Securities  Exchange Act of 1934;
or, if the Company is not  required to file  information,  documents  or reports pursuant to either of said Sections, then it shall file with the Trustee and the
Commission,  in accordance  with rules and  regulations  prescribed from time to time by the  Commission,  such of the  supplementary  and periodic  information, documents  and  reports  which may be  required  pursuant  to  Section 13 of the
Securities  Exchange Act of 1934 in respect of a security  listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission,  in accordance with rules and regulations  prescribed  from time to time by the  Commission,  such  additional information,  documents  and reports with respect to  compliance  by the Company with  conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) file with the Trustee the  certificates and notices required by Section
10.7 within the times required thereunder; and

     (4) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the  Company  pursuant  to  paragraphs  (1) and (2) of  this  Section  as may be required  by  rules  and  regulations  prescribed  from  time  to  time  by  the
Commission.

                                   ARTICLE 8

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1       COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company  shall not  consolidate  with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person,  and the Company shall not permit any Person to consolidate  with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

     (1) in case the Company shall consolidate with or merge into another Person or convey,  transfer  or lease its  properties  and assets  substantially  as an entirety to any Person,  the Person formed by such  consolidation  or into which the Company is merged or the Person which acquires by conveyance or transfer, or which  leases,  the  properties  and assets of the Company  substantially  as an entirety shall expressly assume, by an indenture  supplemental hereto,  executed and delivered to the Trustee,  in form satisfactory to the Trustee,  the due and punctual  payment of the principal of (and premium,  if any) and interest on all the  Securities  and the  performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2)  immediately  after giving effect to such  transaction and treating any indebtedness  which  becomes an  obligation  of the Company or a Subsidiary as a result of such  transaction  as having  been  incurred  by the  Company  or such
Subsidiary at the time of such  transaction,  no Event of Default,  and no event which,  after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

     (3) the Company has delivered to the Trustee an Officers'  Certificate  and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a  supplemental  indenture  is required in  connection with such transaction,  such supplemental indenture comply with this Article and that all conditions  precedent  herein provided for relating to such transaction have been complied with.

SECTION 8.2       SUCCESSOR SUBSTITUTED.

     Upon any  consolidation of the Company with, or merger of the Company into, any other  Person or any  conveyance,  transfer or lease of the  properties  and assets of the Company  substantially  as an entirety in accordance  with Section
8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such  conveyance,  transfer or lease is made shall succeed to, and be  substituted  for,  and may  exercise  every  right and power of, the
Company under this Indenture  with the same effect as if such  successor  Person had been named as the Company herein,  and  thereafter,  except in the case of a lease, the Company shall be relieved of all obligations and covenants under this
Indenture and the Securities.

                                   ARTICLE 9

                             SUPPLEMENTAL INDENTURES

SECTION 9.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by a Board
Resolution,  and the Trustee,  at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence  the  succession  of another  Person to the Company and the assumption by any such  successor of the covenants of the Company  herein and in the Securities; or

     (2) to add to the  covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

     (3) to secure the Securities; or

     (4) to cure any ambiguity,  to correct or supplement  any provision  herein which may be inconsistent  with any other provision herein, or to make any other provisions  with respect to matters or questions  arising  under this  Indenture which  shall  not  be  inconsistent  with  the  provisions  of  this  Indenture, provided  such action  pursuant  to this  clause (4) shall not  adversely affect the interests of the Holders in any material respect; or

     (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act,  excluding,  however,  the provisions referred to in
Section  316(a)(2)  of the  Trust  Indenture  Act as in effect at the date as of which this instrument was executed or any corresponding  provision  provided for in any similar federal statue hereafter enacted.

SECTION 9.2       SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of a majority  in  principal  amount of the
Outstanding Securities,  by Act of said Holders delivered to the Company and the
Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture  or  indentures  supplemental  hereto for the purpose of adding any  provisions  to or changing in any manner or  eliminating  any of the provisions  of this  Indenture  or of  modifying in any manner the rights of the
Holders  under this  Indenture;  provided,  however,  that no such supplemental  indenture  shall,  without  the  consent  of the  Holder  of  each outstanding Security affected thereby,

     (1) change the Stated  Maturity of the principal of, or any  installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption  thereof,  or change the place of payment  where,  or the coin or currency in which,  any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the  enforcement  of any such  payment on or after the Stated  Maturity thereof (or, in the case of redemption or repurchase, on or after the Redemption
Date or the  Repurchase  Date) or  adversely  affect  the right to  require  the
Company to repurchase  any Security,  or modify the provisions of this Indenture with respect to the  subordination  of the Securities in a manner adverse to the
Holders, or

     (2)  reduce  the  percentage  in  principal   amount  of  the   Outstanding
Securities,  the consent of whose Holders is required for any such  supplemental indenture,  or the  consent  of whose  Holders  is  required  for any waiver (of compliance  with  certain  provisions  of this  Indenture  or  certain  defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the  provisions of this Section,  Section 5.13 or Section
10.8,  except to increase any such  percentage  or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be  necessary  for any Act of Holders  under  this  Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3       EXECUTION OF SUPPLEMENTAL INDENTURES.

     In  executing,   or  accepting  the  additional   trusts  created  by,  any
supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture,  the Trustee shall be entitled to receive, and  (subject  to Section  6.1) shall be fully  protected  in relying  upon,  an
Opinion of Counsel stating that the execution of such supplemental  indenture is authorized  or  permitted by this  Indenture.  The Trustee may, but shall not be obligated  to,  enter into any such  supplemental  indenture  which  affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4       EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental  indenture under this Article,  this
Indenture  shall be  modified in  accordance  therewith,  and such  supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities  theretofore or thereafter  authenticated and delivered  hereunder shall be bound thereby.

SECTION 9.5       CONFORMITY WITH TRUST INDENTURE ACT.

     Every  supplemental  indenture  executed  pursuant  to this  Article  shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6       REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities   authenticated   and  delivered  after  the  execution  of  any
supplemental  indenture  pursuant to this  Article may, and shall if required by the  Trustee,  bear a notation in form  approved by the Trustee as to any matter provided for in such supplemental  indenture. If the Company shall so determine, new Securities so modified as to conform,  in the opinion of the Trustee and the
Company, to any such supplemental  indenture may be prepared and executed by the
Company  and  authenticated  and  delivered  by  the  Trustee  in  exchange  for
Outstanding Securities.

                                   ARTICLE 10

                                    COVENANTS

SECTION 10.1      PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company will duly and punctually pay the principal of (and premium,  if any)  and  interest  on the  Securities  in  accordance  with  the  terms of the
Securities and this Indenture.

SECTION 10.2      MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in Los Angeles,  California or New York, New York an office  or agency  where  Securities  may be  presented  or  surrendered  for payment,  where  Securities may be surrendered  for  registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the
Securities  and this  Indenture may be served.  The Company will (a) give prompt written  notice to the Trustee of the location,  and any change in the location, of such  office or agency and (b) cause the  Trustee to give such  notice to the
Holders.  If at any time the Company  shall fail to maintain  any such  required office or agency or shall fail to furnish the Trustee with the address  thereof, such presentations, surrenders, notices and demands may be made or served at the
Corporate  Trust  Office of the  Trustee,  and the Company  hereby  appoints the
Trustee as its agent to receive all such presentations,  surrenders, notices and demands.

     The Company may also from time to time  designate one or more other offices or agencies (in or outside  Minneapolis,  Minnesota) where the Securities may be presented or surrendered  for any or all such purposes and may from time to time
rescind  such  designations;  provided,   however,  that  no  such
designation  or  rescission  shall in any  manner  relieve  the  Company  of its obligation  to maintain an office or agency in  Minneapolis,  Minnesota for such purposes. The Company will give prompt written notice to the Trustee of any such designation  or  rescission  and of any change in the location of any such other office or agency.

SECTION 10.3      MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying  Agent,  it will, on or before each due date of the principal of (and premium, if any) or interest on any of the  Securities,  segregate  and hold in  trust  for the  benefit  of the
Persons entitled thereto a sum sufficient to pay the principal (and premium,  if any) or interest so becoming  due until such sums shall be paid to such  Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents,  it will,  prior to each due date of the  principal of (and  premium,  if any) or interest on any
Securities,  deposit with a Paying Agent a sum  sufficient  to pay the principal
(and premium, if any) or interest so becoming due, such sum to held in trust for the benefit of the Persons entitled to such principal,  premium or interest, and
(unless such Paying Agent is the Trustee) the Company will  promptly  notify the
Trustee of its action or failure so to act.

     The Company  will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an  instrument in which such Paying Agent shall agree with the Trustee,  subject to the  provisions of this Section,  that such Paying
Agent will:

     (1) hold all  sums  held by it for the  payment  of the  principal  of (and premium,  if any) or  interest  on  Securities  in trust for the  benefit of the
Persons  entitled  thereto  until  such sums  shall be paid to such  Persons  or otherwise disposed of as herein provided;

     (2) give the  Trustee  notice of any  default by the  Company (or any other obligor  upon the  Securities)  in the making of any payment of  principal  (and premium, if any) or interest; and

     (3) at any  time  during  the  continuance  of any such  default,  upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the  satisfaction and  discharge of this  Indenture or for any other  purpose,  pay, or by Company
Order  direct any Paying  Agent to pay, to the Trustee all sums held in trust by the Company or such Paying  Agent,  such sums to be held by the Trustee upon the same  trusts as those  upon  which  such sums were held by the  Company  or such
Paying Agent;  and,  upon such payment by any Paying Agent to the Trustee,  such
Paying Agent shall be released from all further  liability  with respect to such money.

     Any money  deposited with the Trustee or any Paying Agent,  or then held by the Company,  in trust for the payment of the principal of (and premium, if any)
or interest on any Security  and  remaining  unclaimed  for two years after such principal (and premium,  if any) or interest has become due and payable shall be paid to the Company on Company  Request,  or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor,  look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money,  and all  liability of the Company as trustee  thereof,  shall  thereupon cease; provided,  however,  that the Trustee or such Paying Agent, before  being  required  to make any such  repayment,  may at the expense of the
Company  cause to be  published  once,  in a newspaper  published in the English language,  customarily published on each Business Day and of general circulation in Los  Angeles,  California  and New York,  New York,  notice  that such  money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then remaining will be repaid to the Company.

SECTION 10.4      EXISTENCE.

     Subject to Article  8, the  Company  will do or cause to be done all things necessary  to preserve and keep in full force and effect its  existence,  rights
(charter and statutory) and franchises;  provided,  however,  that the Company shall not be required to preserve any such right or franchise if the
Board of Directors  shall determine that the  preservation  thereof is no longer desirable  in the  conduct  of the  business  of the  Company  and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5      MAINTENANCE OF PROPERTIES.

     The Company will cause all properties  used or useful in the conduct of its business or the business of any  Subsidiary  to be  maintained  and kept in good condition,  repair and working order and supplied  with all necessary  equipment and  will  cause  to be made  all  necessary  repairs,  renewals,  replacements, betterments and improvements  thereof, all as in the judgment of the Company may be necessary  so that the business  carried on in  connection  therewith  may be
properly   and   advantageously   conducted   at  all  times;   provided,
however,  that  nothing in this  Section  shall  prevent the Company from discontinuing  the operation or  maintenance  of any of such  properties if such discontinuance  is, in the judgment of the Company,  desirable in the conduct of its business or the business of any  Subsidiary and not  disadvantageous  in any material respect to the Holders.

SECTION 10.6      PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become  delinquent,  (1) all taxes,  assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary,  and (2) all lawful claims for labor,  materials and supplies which, if unpaid,  might by law become a lien
upon  the   property  of  the  Company  or  any   Subsidiary;   provided,
however,  that the Company  shall not be required to pay or  discharge or cause to be paid or discharged any such tax,  assessment,  charge or claim whose
amount,   applicability  or  validity  is  being  contested  in  good  faith  by appropriate proceedings.

SECTION 10.7      STATEMENT BY OFFICERS AS TO DEFAULT.

     The  Company  will,  within 120 days after the close of each  fiscal  year, commencing  with the first fiscal year following the issuance of the Securities, file with the Trustee a certificate  of the  principal  executive  officer,  the principal financial officer or the principal  accounting officer of the Company, covering  the period from the date of issuance of the  Securities  to the end of the fiscal year in which the  Securities  were issued,  in the case of the first such  certificate,  and covering the  preceding  fiscal year in the case of each subsequent  certificate,  and stating  whether or not, to the  knowledge  of the signer,  the Company has complied with all  conditions and covenants on its part contained in this  Indenture,  and, if the signer has obtained  knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant,  specifying each such default and the nature thereof. For the purpose of this Section 10.7,  compliance shall be determined without regard to any grace period or requirement of notice  provided  pursuant to the terms of this Indenture.

     The  Company  shall  deliver  to the  Trustee  within  15  days  after  the occurrence  thereof  written notice of any event which with the giving of notice or the lapse of time would  constitute an Event of Default under Section  5.1(4)
hereof.

SECTION 10.8      WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 to 10.6,  inclusive,  if before the time for such  compliance  the  Holders  of a  majority  in  principal  amount of the
Outstanding  Securities  shall,  by Act  of  such  Holders,  either  waive  such compliance in such instance or generally waive  compliance with such covenant or condition,  but no such  waiver  shall  extend to or  affect  such  covenant  or condition except to the extent so expressly waived, and, until such waiver shall become  effective,  the obligations of the Company and the duties of the Trustee in respect of any such  covenant  or  condition  shall  remain in full force and effect.

SECTION 10.9      COMPLIANCE WITH RULE 13E-4.

     (a) The Company will comply with Rule 13e-4 under the  Securities  Exchange
Act of 1934, as amended (the "Exchange  Act"),  to the extent  applicable at the date of the Company Notice (as defined in Section 12.2(a)).

SECTION 10.10     LIMITATION ON INDEBTEDNESS.

     (a) The Company shall not, and shall not permit any  Restricted  Subsidiary to, Incur any Indebtedness,  except the Company and the Restricted  Subsidiaries may Incur any or all of the following Indebtedness:

     (1)  Indebtedness  of the Company or the  Restricted  Subsidiaries,  not to
exceed $5,000,000 in the aggregate at any time outstanding,  (i) to pay interest on the Securities or (ii) to be used for working capital or other administrative expenses in the ordinary course of business,  that is in either case,  expressly not contractually senior to the Securities;

     (2)  Indebtedness,  not to exceed  $5,000,000  in the aggregate at any time outstanding, if such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities;

     (3) Indebtedness to pay interest on the Securities if such  Indebtedness is expressly  subordinated  to the prior payment in full in cash of all obligations with respect to the Securities;

     (4) Indebtedness of the Company and the Restricted Subsidiaries outstanding as of the Issue Date;

     (5) any Refinancing Indebtedness; or

     (6) Indebtedness arising from Permitted Liens.

SECTION 10.11              LIMITATION ON RESTRICTED PAYMENTS.

     (a) The Company shall not, and shall not permit any  Restricted  Subsidiary to, directly or indirectly, make a Restricted Payment.

     (b)  Notwithstanding  the  foregoing  paragraph  (a),  (i)  any  Restricted
Subsidiary  may  make a  Restricted  Payment  to  the  Company  or to any  other
Restricted  Subsidiary  and (ii) the  Company  may  refinance  any  Subordinated
Obligations  (other than the 7 1/2% debentures) with other  Indebtedness so long as such replacement  Indebtedness has subordination provisions no less favorable to the Company than those of the Indebtedness so refinanced.

SECTION 10.12              LIMITATION ON TRANSACTIONS WITH AFFILIATES.

     (a)  Neither  the Company  nor any of its  Restricted  Subsidiaries  shall, directly or indirectly, in one transaction or a series of transactions, make any loan, advance,  guarantee or capital  contribution to, or for the benefit of, or sell,  lease,  transfer or otherwise  dispose of any of its properties or assets to, or for the benefit of, or purchase or lease any property or assets from,  or enter into or amend any contract,  agreement or  understanding  with, or for the benefit of, any Affiliate of the Company (an  "Affiliate  Transaction"),  unless the terms of such Affiliate  Transactions are fair and reasonable to the Company or such  Subsidiary,  as the case may be, and are at least as  favorable  as the terms which could be obtained by the Company or such Subsidiary, as the case may
be,  in  a  comparable   transaction  made  on  an  arm's-length  basis  between
unaffiliated parties. If such Affiliate Transaction involves an amount in excess of $5.0  million,  a  fairness  opinion  must be  obtained  from any  nationally recognized investment banking,  appraisal or accounting firm with respect to the financial terms of such Affiliate Transaction.

     (b) The  provisions of Section  10.12(a) shall not prohibit or apply to (i)
any Restricted  Payment permitted to be paid pursuant to Section 10.11, (ii) the payment of  reasonable  fees to  directors  of the  Company  and its  Restricted
Subsidiaries who are not employees of the Company,  its Restricted  Subsidiaries or their respective  Affiliates,  (iii) agreements and arrangements in effect as of the Issue Date between Sierra and/or its  Affiliates  (other than the Company and the Company's  Subsidiaries) on the one hand and the Company, its Affiliates and/or the  Restricted  Subsidiaries  on the other  hand and (iv) any  Affiliate
Transaction between the Company and one or more Restricted Subsidiaries or among two or more Restricted Subsidiaries.

SECTION 10.13              LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK.

     (a) The Company shall not, and shall not permit any  Restricted  Subsidiary to, directly or indirectly,  sell, assign, lease, convey,  transfer or otherwise dispose of (whether in one or a series of transactions) any property  (including accounts  receivable and the Capital Stock of any  Subsidiary) or enter into any agreement to do any of the foregoing, except:

     (1) a sale of  substantially  all the assets of the  Company in  accordance with the provisions of Article 8 hereof;

     (2) sales by the Company or a Restricted  Subsidiary in the ordinary course of business;

     (3)  dispositions  by (i) the Company to any  Restricted  Subsidiary,  by a
Restricted  Subsidiary  to the Company or (iii) by a  Restricted  Subsidiary  to
another Restricted Subsidiary;

     (4)  dispositions  that  constitute a Restricted  Payment  permitted  under
Section 10.11;

     (5) dispositions in connection with Permitted Liens;

     (6) dispositions in connection with Permitted Investments;

     (7)  disposition  of assets with a fair market value of less than $500,000;
or

     (8) dispositions,  not otherwise  permitted  hereunder,  which are made for fair market value,  as determined in good faith by the Board of Directors of the
Company;  provided, that, (i) at least 80% of the consideration thereof received by the Company is in the form of cash or cash  equivalents,  (ii) at the time of any  disposition,  no Event of Default  shall  exist or shall  result  from such disposition  or from the  application  of the Net  Available  Cash  therefrom in accordance with this Section  10.13(a)(8);  and (iii) an amount equal to 100% of the Net Available Cash from such disposition, provided an Event of Default shall not arise from such disposition, is applied by the Company:

          (i)  first,  to make an  offer to the  holders  of the  Securities  to purchase Securities pursuant to and subject to the conditions  contained in this Section 10.13; provided, however, that the Company shall permanently retire such Securities so purchased; and -------

          (ii) second,  to the extent of the balance of such Net Available  Cash after  application  in accordance  with clauses (i), to fund (to the extent consistent  with any other  applicable  provision  of this  Indenture)  any corporate purpose.

     Notwithstanding the foregoing provisions of this paragraph 10.13(a)(8), the
Company shall not be required to apply any Net Available Cash in accordance with this Section  10.13(a)(8)  except to the extent that the aggregate Net Available
Cash from all dispositions which are not applied in accordance with this Section
10.13(a)(8)  exceeds $3.0 million (which lesser amount shall be carried  forward for purposes of  determining  whether such an offer is required  with respect to the Net Available Cash from any subsequent disposition);  provided,  that in the event of a sale by a  Subsidiary,  the amount of Net  Available  Cash for purposes of this  Section  10.13  shall not exceed the amount the Company  could receive in dividends or  distributions  from such Subsidiary  immediately  after such sale in compliance with applicable Insurance Regulations;  provided, further,  that in such event,  the Company shall use its reasonable  best efforts to seek the  approval  of a  Regulator  for the  largest  amount of dividend  permitted  by law up to the  amount  of the Net  Available  Cash;  and provided,  further,  that after an Offer is made  pursuant to this
Section  10.13,  the  amount of Net  Available  Cash  shall be reset to zero for purposes of  determining  whether an offer is required  with  respect to the Net
Available Cash from any subsequent disposition.

     For the purposes of this Section 10.13, the following are deemed to be cash or cash  equivalents:  (x) the assumption of Indebtedness of the Company and the release of the Company from all  liability on such  Indebtedness  in  connection with such  disposition  and (y)  securities  received  by the  Company  from the transferee that are promptly converted by the Company into cash.

     (b) In the  event  of a  disposition  that  requires  the  purchase  of the
Securities  pursuant to Section  10.13(a)(8) above, the Company will be required to  purchase  Securities  tendered  pursuant  to an offer by the Company for the
Securities (the "Offer") at a purchase price of 100% of their  principal  amount
(without  premium)  plus  accrued  but unpaid  interest in  accordance  with the procedures  (including prorating in the event of oversubscription)  set forth in
Section  10.13(c).  If the  aggregate  purchase  price  of  Securities  tendered pursuant  to the  Offer is less  than the Net  Available  Cash  allotted  to the purchase  thereof,  the Company will apply the remaining  Net Available  Cash in accordance with Section 10.13(a)(8)(ii) above.

     (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated  to make an Offer,  the Company  shall be  obligated to deliver to the
Trustee and the Purchase Agent,  if the Trustee is not the Purchase  Agent,  and
send, by  first-class  mail to each Holder,  a written  notice  stating that the
Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Offer is  oversubscribed)  in integral multiples of $1,000 of principal amount, at the applicable  purchase  price.  The  notice  shall  specify a  purchase  date (the
"Purchase  Date")  not less than 30 days nor more than 60 days after the date of such notice (the "Offer Period") and shall contain such  information  concerning the business of the Company and its Subsidiaries which the Company in good faith believes  will enable  such  Holders to make an  informed  decision  (which at a minimum will  include (i) the most  recently  filed  Annual  Report on Form 10-K
(including  audited  consolidated  financial  statements)  of the  Company,  any
Current  Report  on Form 8-K of the  Company  filed  subsequent  to such  Annual
Report, other than Current Reports describing  dispositions  otherwise described in the  offering  materials  (or  corresponding  successor  reports)  and (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports) and all instructions and materials necessary to tender  Securities  pursuant  to the  Offer,  together  with the  information contained in clause (3).

     (2) Not  later  than the date  upon  which  written  notice  of an Offer is delivered as provided above,  the Company shall deliver to the Purchase Agent an
Officers'  Certificate  as to (i) the amount of the Offer (the "Offer  Amount"),
(ii) the allocation of the Net Available Cash from the dispositions  pursuant to which such Offer is being made and (iii) the compliance of such  allocation with the  provisions  of Section  10.13(a).  On such  date,  the  Company  shall also irrevocably  deposit  with the  Purchase  Agent  in cash  and cash  equivalents, maturing on the last day prior to the Purchase  Date or on the Purchase  Date if funds are  immediately  available  by open of  business,  an amount equal to the
Offer Amount to be held for payment in  accordance  with the  provisions of this
Section. The Purchase Agent shall, on the Purchase Date, mail or deliver payment to each tendering  Holder in the amount of the purchase price. In the event that the aggregate  purchase price of the Securities  delivered by the Company to the
Purchase  Agent is less than the Offer Amount,  the Purchase Agent shall deliver the excess to the Company  immediately  after the expiration of the Offer Period for application in accordance with this Section. All Securities purchased by the
Company shall be delivered to the Trustee for cancellation.

     (3)  Holders  electing  to have a Security  purchased  shall be required to surrender the Security,  with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the
Purchase  Date.  Holders  shall be entitled to  withdraw  their  election if the
Purchase Agent and the Company receives not later than one Business Day prior to the Purchase Date, a telex,  facsimile  transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase  by the Holder and a  statement  that such  Holder is  withdrawing  his election to have such  Security  purchased.  If at the  expiration  of the Offer
Period the  aggregate  principal  amount of  Securities  surrendered  by Holders exceeds  the Offer  Amount,  the  Company  shall  select  the  Securities  to be purchased  on a  pro  rata  basis  (with  such  adjustments  as  may  be  deemed appropriate by the Company so that only Securities in  denominations  of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part shall be issued new Securities  equal in principal amount to the unpurchased portion of the Securities surrendered.

     (4) At the time the Company delivers Securities to the Purchase Agent which are to be accepted  for  purchase,  the Company  shall also deliver an Officers'
Certificate  stating  that such  Securities  are to be  accepted  by the Company pursuant to and in accordance  with the terms of this Section.  A Security shall be deemed to have been  accepted for  purchase at the time the  Purchase  Agent, directly  or  through  an  agent,  mails or  delivers  payment  therefor  to the surrendering Holder.

     (d)  The  Company  shall  comply,  to  the  extent  applicable,   with  the
requirements of Section 14(e) of the Exchange Act and any other  securities laws or regulations in connection with the repurchase of Securities  pursuant to this
Section. To the extent that the provisions of any securities laws or regulations conflict  with  provisions  of this  Section,  the Company shall comply with the applicable  securities  laws and  regulations  and  shall  not be deemed to have breached its obligations under this Section by virtue thereof.

SECTION 10.14              LIMITATION ON LIENS.

     The Company shall not, and shall not permit any  Restricted  Subsidiary to, directly  or  indirectly,  Incur  or  permit  to exist  any  Lien of any  nature whatsoever  on any of its  properties  (including  Capital Stock of a Restricted
Subsidiary),  whether owned at the Issue Date or thereafter acquired, other than
Permitted  Liens,  without  effectively  providing that the Securities  shall be secured  equally and ratably with the obligations so secured for so long as such obligations are so secured.

SECTION 10.15              CASH SWEEP REPURCHASES.

     (a) In each fiscal year in which  Securities are  outstanding,  the Company shall  determine,  within 10 Business  Days after the  Company  files its Annual
Report on Form 10-K for such  fiscal  year,  if the  Company has any Excess Cash
Flow for such fiscal year.  The Company  shall apply,  subject to paragraph  (b)
below, any Excess Cash Flow to make an offer to the holders of the Securities to purchase Securities pursuant to and subject to the conditions  contained in this
Section  10.15.  The Company  will be required to purchase  Securities  tendered pursuant to an offer by the Company for the Securities  under this Section 10.15
(the "Cash Sweep Offer") at a purchase price of 100% of their  principal  amount
(without  premium)  plus  accrued  but unpaid  interest in  accordance  with the procedures  (including prorating in the event of oversubscription)  set forth in
Section 10.15(c).

     (b)  Notwithstanding  the  provisions of the foregoing  paragraph  (a), the
Company shall not be required to apply any Excess Cash Flow in  accordance  with this  Section  10.15 until the  aggregate  Excess Cash Flow exceeds $3.0 million
(which  lesser  amount  shall be carried  forward for  purposes  of  determining whether  such an offer is  required  with  respect to Excess  Cash Flow from any subsequent fiscal year); provided,  that after a Cash Sweep Offer is made pursuant to this Section 10.15, the amount of Excess Cash Flow shall be reset to zero for purposes of  determining  whether an offer is required  with respect to the Excess Cash Flow in any subsequent fiscal year.

     (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated to make a Cash Sweep Offer,  the Company shall be obligated to deliver to the Purchase Agent and the Trustee, if the Trustee is not the Purchase Agent,
and send, by first-class  mail to each Holder, a written notice stating that the
Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter  described in the event the Cash
Sweep Offer is  oversubscribed)  in integral  multiples  of $1,000 of  principal amount,  at the applicable  purchase price.  The notice shall specify a purchase date (the  "Cash  Sweep  Purchase  Date") not less than 30 days nor more than 60 days after the date of such notice (the "Cash  Sweep  Offer  Period")  and shall contain  such  information  concerning  the  business  of the  Company  and  its
Subsidiaries  which the Company in good faith  believes will enable such Holders to make an  informed  decision  (which at a minimum  will  include  (i) the most recently  filed  Annual  Report on Form  10-K  (including  audited  consolidated financial  statements)  of the  Company,  any Current  Report on Form 8-K of the
Company  filed  subsequent  to such Annual  Report,  other than Current  Reports describing  dispositions  otherwise  described  in the  offering  materials  (or corresponding successor reports) and (ii) a description of material developments in the Company's business  subsequent to the date of the latest of such Reports)
and all instructions and materials  necessary to tender  Securities  pursuant to the Offer, together with the information contained in clause (3).

     (2) Not later than the date upon which written notice of a Cash Sweep Offer is delivered to as provided  above,  the Company  shall  deliver to the Purchase
Agent an  Officers'  Certificate  as to the amount of the Cash Sweep  Offer (the
"Cash Sweep Offer  Amount").  On such date,  the Company shall also  irrevocably deposit with the Purchase  Agent in cash and cash  equivalents,  maturing on the last day  prior  to the  Purchase  Date or on the  Purchase  Date if  funds  are immediately  available  by open of  business,  an amount equal to the Cash Sweep
Offer Amount to be held for payment in  accordance  with the  provisions of this
Section.  The Purchase Agent shall,  on the Cash Sweep  Purchase  Date,  mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate  purchase price of the Securities  delivered by the
Company to the  Purchase  Agent is less than the Cash Sweep  Offer  Amount,  the
Purchase  Agent shall  deliver the excess to the Company  immediately  after the expiration of the Cash Sweep Offer Period for  application  in  accordance  with this Section.  All Securities purchased by the Company shall be delivered to the
Trustee for cancellation.

     (3)  Holders  electing  to have a Security  purchased  shall be required to surrender the Security,  with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the
Purchase  Date.  Holders  shall be entitled to  withdraw  their  election if the
Purchase Agent and the Company receives not later than one Business Day prior to the Cash Sweep Purchase Date, a telex,  facsimile transmission or letter setting forth the name of the Holder,  the  principal  amount of the Security  which was delivered  for  purchase  by the  Holder  and a  statement  that such  Holder is withdrawing his election to have such Security  purchased.  If at the expiration of the Cash Sweep Offer  Period the  aggregate  principal  amount of  Securities surrendered  by Holders  exceeds the Cash Sweep Offer Amount,  the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may  be  deemed  appropriate  by the  Company  so  that  only  Securities  in denominations of $1,000,  or integral  multiples  thereof,  shall be purchased).
Holders  whose  Securities  are  purchased  only in part  shall  be  issued  new
Securities  equal  in  principal  amount  to  the  unpurchased  portion  of  the
Securities surrendered.

     (4) At the time the Company delivers Securities to the Purchase Agent which are to be accepted  for  purchase,  the Company  shall also deliver an Officers'
Certificate  stating  that such  Securities  are to be  accepted  by the Company pursuant to and in accordance  with the terms of this Section.  A Security shall be deemed to have been  accepted for  purchase at the time the  Purchase  Agent, directly  or  through  an  agent,  mails or  delivers  payment  therefor  to the surrendering Holder.

     (d)  The  Company  shall  comply,  to  the  extent  applicable,   with  the
requirements of Section 14(e) of the Exchange Act and any other  securities laws or regulations in connection with the repurchase of Securities  pursuant to this
Section. To the extent that the provisions of any securities laws or regulations conflict  with  provisions  of this  Section,  the Company shall comply with the applicable  securities  laws and  regulations  and  shall  not be deemed to have breached its obligations under this Section by virtue thereof.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

SECTION 11.1      RIGHT OF REDEMPTION.

     The Securities may be redeemed,  at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Prices specified in the form of  Security  hereinbefore  set forth for  redemptions,  together  with accrued interest to the Redemption Date.

SECTION 11.2      APPLICABILITY OF ARTICLE.

     Redemption of  Securities  at the election of the Company or otherwise,  as permitted  or  required by any  provision  of this  Indenture,  shall be made in accordance with such provision and this Article.

SECTION 11.3      ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The  election of the Company to redeem any  Securities  pursuant to Section
11.1 shall be evidenced by a Board Resolution.  In case of any redemption at the election of the Company of less than all the  Securities,  the Company shall, at least 60 days  prior to the  Redemption  Date  fixed by the  Company  (unless  a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such
Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.4      SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If  less  than  all  the  Securities  are to be  redeemed,  the  particular
Securities  to be redeemed  shall be selected not more than 60 days prior to the
Redemption Date by the Trustee,  from the Outstanding  Securities not previously called  for  redemption,  by such  method  as the  Trustee  shall  deem fair and appropriate  and which may provide for the selection for  redemption of portions
(equal to $1,000 or any integral  multiple  thereof) of the principal  amount of
Securities of a denomination larger than $1,000.

     The Trustee shall promptly  notify the Company and each Security  Registrar in writing of the  Securities  selected for  redemption  and, in the case of any
Securities selected for partial  redemption,  the principal amount thereof to be redeemed.

     For all purposes of this Indenture,  unless the context otherwise requires, all  provisions  relating to the redemption of Securities  shall relate,  in the case of any  Securities  redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5      NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class  mail,  postage prepaid, mailed not less than 25 nor more than 60 days prior to the  Redemption  Date, to each  Holder of  Securities  to be  redeemed,  at his address  appearing  in the
Security Register.

     All notices of redemption shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) if less than all the  Outstanding  Securities  are to be redeemed,  the identification  (and, in the case of partial redemption,  the principal amounts)
of the particular Securities to be redeemed,

     (4) that on the Redemption  Date the  Redemption  Price will become due and payable upon each such  Security to be redeemed and that  interest  thereon will cease to accrue on and after said date, and

     (5) the place or places where such  Securities  are to be  surrendered  for payment of the Redemption Price.

     Notice of  redemption  of  Securities to be redeemed at the election of the
Company shall be given by the Company or, at the Company's  written request,  by the Trustee in the name and at the expense of the Company.

SECTION 11.6      DEPOSIT OF REDEMPTION PRICE.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying  Agent (or,  if the  Company  is acting as its own  Paying  Agent, segregate  and hold in trust as  provided  in  Section  10.3) an amount of money sufficient to pay the Redemption  Price of, and (except if the  Redemption  Date shall be an Interest Payment Date) accrued interest on, all the securities which are to be redeemed on that date.

SECTION 11.7      SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption  having been given as aforesaid,  the Securities so to be  redeemed  shall,  on the  Redemption  Date,  become  due and  payable at the
Redemption  Price  therein  specified,  and from and after such date (unless the
Company  shall  default  in the  payment  of the  Redemption  Price and  accrued interest) such  Securities  shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption  Price,  together with accrued interest to the Redemption Date;  provided,  however,  that installments of interest whose Stated  Maturity is on or prior to the  Redemption  Date shall be payable  to  the  Holders  of  such  Securities,  or  one  or  more  Predecessor
Securities,  registered as such at the close of business on the relevant  Record
Dates according to their terms and the provisions of Section 3.7.

     If any Security  called for redemption  shall not be so paid upon surrender thereof for redemption,  the principal (and premium,  if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 11.8      SECURITIES REDEEMED IN PART.

     Any security  which is to be redeemed only in part shall be  surrendered at an office or agency of the  Company  designated  for that  purpose  pursuant  to
Section 10.2 (with,  if the Company or the Trustee so requires,  due endorsement by, or a written  instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing),  and the Company shall execute,  and the Trustee shall authenticate and  deliver  to the  Holder of such  Security  without  service  charge,  a new
Security or  Securities,  of any  authorized  denomination  as requested by such
Holder,  in  aggregate  principal  amount  equal  to and  in  exchange  for  the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 12

                     REPURCHASE OF SECURITIES AT THE OPTION
                      OF THE HOLDER UPON CHANGE IN CONTROL

SECTION 12.1      RIGHT TO REQUIRE REPURCHASE.

     In the event that,  prior to September  15, 2004 there shall occur a Change in Control (as hereinafter defined) of the Company,  then each Holder shall have the right,  at the Holder's  option,  to require the Company to repurchase,  and upon the  exercise  of such  right the  Company  shall  repurchase,  all of such
Holder's  Security,  or any portion of the principal  amount  thereof that is an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the  Company  Notice (as  defined in Section  12.2(a))  at the following purchase prices (the "Repurchase Price") (expressed as a percentage of the principal amount of Securities to be repurchased), if such Change of Control occurs during the periods indicated:

         Period                                     Repurchase Price

         Until March 31, 2002                              110%
         April 1, 2002-March 31, 2003                      105%
         April 1, 2003-March 31, 2004                      102.5%
         April 1, 2004-September 15, 2004                  100%

, together with accrued  interest to the Repurchase  Date. Such right to require the  repurchase of the  Securities  shall not continue  after a discharge of the
Company from its  obligations  with respect to the Securities in accordance with
Article  4,  unless  a Change  in  Control  shall  have  occurred  prior to such discharge.

SECTION 12.2      NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC.

     (a) Unless the Company shall have theretofore called for redemption all the
Outstanding  Securities  pursuant to Article 11, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the written request of the Company,  the Trustee,  shall mail to all Holders in the manner  provided in
Section 11.5 a notice (the "Company  Notice") of the occurrence of the Change in
Control  and of the  repurchase  right  set  forth  herein  arising  as a result thereof.  The Company  shall also  deliver a copy of such notice of a repurchase right to the Trustee and cause a copy of such notice of a repurchase right to be published in a newspaper of general  circulation in Los Angeles,  California and the Borough of Manhattan, The City of New York.

     Each notice of a repurchase right shall state:

     (1) the Repurchase Date,

     (2) the date by which the repurchase right must be exercised,

     (3) the Repurchase Price, and

     (4) a description of the procedure which a Holder must follow to exercise a repurchase right,

     No failure of the Company to give the foregoing  notices or defect  therein shall  limit any  Holder's  right to exercise a  repurchase  right or affect the validity of the proceedings for the repurchase of Securities.

     (b) To exercise a repurchase  right,  a Holder shall deliver to the Trustee on or before  the 30th day  after the date of the  Company  Notice  (i)  written notice of the  Holder's  exercise of such right which notice shall set forth the name of the Holder,  the principal  amount of the Securities to be  repurchased, and a statement that an election to exercise the repurchase  right is being made thereby,  and (ii) the Securities with respect to which the repurchase  right is being exercised,  duly endorsed for transfer to the Company. Such written notice shall be irrevocable.

     (c) In the event a repurchase  right shall be exercised in accordance  with the terms hereof, the Company shall pay or cause to be paid the Repurchase Price to the Holder on the Repurchase Date,  together with accrued and unpaid interest to the  Repurchase  Date payable with respect to the  Securities as to which the repurchase right has been exercised;  provided,  however,  that  installments of interest whose Stated  Maturity is on or prior to the  Repurchase  Date shall be payable in cash to the Holders of such  Securities,  or one or more  Predecessor
Securities,  registered as such at the close of business on the relevant  Record
Dates according to their terms and the provisions of Section 3.7.

     (d) If any Security  surrendered for repurchase shall not be so paid on the
Repurchase  Date, the principal  shall,  until paid, bear interest to the extent permitted by applicable  law from the  Repurchase  Date at the rate borne by the
Security.

     (e)  Any  Security  which  is to be  repurchased  only  in  part  shall  be surrendered  at any office or agency of the Company  designated for that purpose pursuant to Section 10.2 (with,  if the Company or the Trustee so requires,  due endorsement  by, or written  instrument of transfer in form  satisfactory to the
Company and the Trustee  duly  executed  by, the holder  thereof or his attorney duly  authorized  in writing),  and the Company shall  execute,  and the Trustee shall  authenticate  and deliver to the holder of such Security  without service charge,  a new  Security  or  Securities,  of  any  authorized  denomination  as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 12.3      CERTAIN DEFINITIONS.

     For purposes of this Article:

     (a) the term "beneficial owner" shall be determined in accordance with Rule
13d-3,  as in effect on the date of the original  execution  of this  Indenture, promulgated by the Securities and Exchange Commission pursuant to the Securities
Exchange  Act of 1934,  as  amended,  and for the  purpose of this  Article  12,
"Person"  shall  include  any  syndicate  or group which would be deemed to be a
"person"  under  Section  13(d)(3)  of such Act as in  effect on the date of the original execution of this Indenture; and

     (b) a "Change in Control" of the Company  shall be deemed to have  occurred at such time as any Person  (other than Sierra  Health  Services,  Inc.  and its
Subsidiaries)  is or becomes  the  beneficial  owner,  directly  or  indirectly, through  a  purchase,  merger  or other  acquisition  transaction  or  series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors.

     This  instrument  may be  executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts shall together constitute but one and the same instrument.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed,  and their respective  corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        CII FINANCIAL, INC.

                                        By:  /s/ John F. Okita
                                             Name:  John F. Okita
                                             Title:  Chief Financial Officer

Attest:

/s/ David Sonenstein

                                       WELLS FARGO BANK MINNESOTA, N.A.,
                                         a national banking association,
                                         as Trustee

                                       By:  /s/ Jane Y. Schweiger
                                            Name:  Jane Y. Schweiger
                                            Title:  Assistant Vice President

Attest:

/s/ Tim Mowdy

STATE OF NEVADA                  )  ss.:
COUNTY OF CLARK                  )

     On the 7th day of May, 2001, before me personally came John F. Okita, to me known,  who,  being by me duly  sworn,  did  depose and say that he is the Chief
Financial Officer of CII Financial,  Inc., one of the corporations  described in and which  executed  the  foregoing  instrument;  that he knows the seal of said corporation;  that the seal affixed to said  instrument is such corporate  seal;
that  it was so  affixed  by  authority  of  the  Board  of  Directors  of  said corporation, and that he signed his name thereto by like authority.

[SEAL]                                    /s/ Barbara G. Tollefson

STATE OF MINNESOTA                     )  ss.:
COUNTY OF HENNEPIN                     )

     On the 7th day of May, 2001 before me personally came Jany Y. Schweiger, to me known,  who being by me duly sworn,  did depose and say that she is Assistant
Vice  President  of  Wells  Fargo  Bank  Minnesota,  N.A.,  a  national  banking association  duly  organized and existing under the laws of the United States of
America, described in and which executed the foregoing instrument; that he knows the seal of said  association;  that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

[SEAL]                                  /s/ Jeffery T. Rose

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